UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Tyson Foods, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tyson Foods, Inc.

2200 Don Tyson Parkway

Springdale, Arkansas 72762-6999

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 3, 2012

To Tyson Foods, Inc. Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (“Annual Meeting”) of Tyson Foods, Inc., a Delaware corporation (“Company”), will be held at the Holiday Inn Northwest Arkansas Convention Center, 1500 South 48th Street, Springdale, Arkansas, on Friday, February 3, 2012 at 10:00 a.m., Central time, for the following purposes:

1.	To elect the nine nominees named in the attached Proxy Statement to the Company’s Board of Directors;

2.	To reapprove the performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan;

3.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 29, 2012; and

4.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 5, 2011, the record date for the Annual Meeting, will be entitled to attend or vote at the Annual Meeting and any adjournments or postponements thereof. If you plan to attend the Annual Meeting, an admission ticket is required and can be obtained by contacting Tyson Foods Investor Relations via email at ir@tyson.com or by telephone at (479) 290-4524. The Annual Meeting will also be webcast live at 10:00 a.m., Central time, Friday, February 3, 2012 at http://ir.tyson.com.

This year we will again take advantage of the rules of the Securities and Exchange Commission that allow us to furnish our proxy materials over the Internet. As a result, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders rather than a full paper set of the proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials on the Internet, as well as instructions on how shareholders may obtain a paper copy of the proxy materials. This process will substantially reduce the costs associated with printing and distributing our proxy materials.

To make it easier for you to vote, Internet and telephone voting are available. The instructions on the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services.

By Order of the Board of Directors

R. Read Hudson

Secretary

Springdale, Arkansas

December 22, 2011

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY INTERNET, TELEPHONE OR MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON FEBRUARY 3, 2012: The Company’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 1, 2011 are also available at http://ir.tyson.com or http://www.proxyvote.com.

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Tyson Foods, Inc.

2200 Don Tyson Parkway

Springdale, Arkansas 72762-6999

PROXY STATEMENT

For

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

February 3, 2012

SOLICITATION AND REVOCATION OF PROXY

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of Tyson Foods, Inc., a Delaware corporation (“Company”). It is for use only at the Annual Meeting of Shareholders (“Annual Meeting”) to be held at the Holiday Inn Northwest Arkansas Convention Center, 1500 South 48th Street, Springdale, Arkansas, on Friday, February 3, 2012 at 10:00 a.m., Central time, and any adjournments or postponements thereof.

Any shareholder executing a proxy retains the right to revoke it at any time prior to the final vote at the Annual Meeting. You may revoke your proxy by voting again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s corporate secretary at 2200 Don Tyson Parkway, Mail Stop CP004, Springdale, Arkansas 72762-6999 a written notice of revocation prior to the Annual Meeting.

As permitted by rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide shareholders with access to our proxy materials over the Internet rather than providing them in paper form. Accordingly, the Company will send a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials via the Internet, rather than a printed copy of the proxy materials, to shareholders of record as of the close of business on December 5, 2011. We expect to send the Notice of Internet Availability of Proxy Materials to shareholders entitled to vote at the Annual Meeting on or about December 22, 2011. Shareholders may also obtain a copy of these proxy materials in printed form by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING

Why am I receiving these proxy materials?

The Company has made these materials available to you in connection with the Board’s solicitation of proxies for use at the Annual Meeting, to be held at the Holiday Inn Northwest Arkansas Convention Center, 1500 South 48th Street, Springdale, Arkansas, on Friday, February 3, 2012 at 10:00 a.m., Central time. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What is included in the proxy materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2011.

If you request printed versions of these materials be sent to you by mail, these materials will also include the proxy card and voting instructions form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of the proxy materials instead of a full set of the proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, we have sent a Notice of Internet Availability of Proxy Materials to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce our costs and the environmental impact of the Annual Meeting.

How can I get electronic access to the proxy materials?

The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to view the Company’s proxy materials for the Annual Meeting on the Internet and how to instruct the Company to send future proxy materials, including the Notice of Internet Availability of Proxy Materials, to you electronically by email. The Company’s proxy materials are also available on the Company’s website at http://ir.tyson.com.

If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials electronically will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting?

The following proposals will be presented for shareholder consideration and voting at the Annual Meeting:

•	To elect the nine nominees named in this Proxy Statement to the Board;

•	To reapprove the performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan;

•	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 29, 2012; and

•	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	FOR each of the nominees to the Board;

•	FOR reapproval of the performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan; and

•	FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2012.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc., you are considered the shareholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form from the organization holding your shares.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are four ways to vote:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials.

•

By telephone. You may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

•	By mail. If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

•	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. If you desire to vote in person at the Annual Meeting, please request a ballot when you arrive.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

•	Via the Internet. You may vote by proxy via the Internet by visiting http://www.proxyvote.com and entering the control number found in the Notice of Internet Availability of Proxy Materials.

•

By telephone. You may vote by proxy by calling the toll-free number found on the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by calling the toll-free number found on the voting instruction form you received from the organization holding your shares.

•

By mail. If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by filling out the voting instruction form you received from the organization that holds your shares and sending it back in the envelope provided.

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s corporate secretary at 2200 Don Tyson Parkway, Mail Stop CP004, Springdale, Arkansas 72762-6999 a written notice of revocation prior to the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published within four business days following conclusion of the Annual Meeting.

How can I attend the Annual Meeting?

Only persons owning shares at the close of business on December 5, 2011, the record date for the Annual Meeting, will be entitled to attend or vote at the Annual Meeting and any adjournments or postponements thereof. If you plan to attend the Annual Meeting, an admission ticket is required and can be obtained by contacting Tyson Foods Investor Relations via email at ir@tyson.com or by telephone at (479) 290-4524. The Annual Meeting will also be webcast live at http://ir.tyson.com.

OUTSTANDING STOCK AND VOTING RIGHTS

As of December 5, 2011, the outstanding shares of the Company’s capital stock consisted of 299,408,416 shares of Class A Common Stock, $0.10 par value (“Class A Common Stock”), and 70,019,755 shares of Class B Common Stock, $0.10 par value (“Class B Common Stock”). The holders of record of the shares of Class A Common Stock and Class B Common Stock outstanding at the close of business on December 5, 2011, the record date for the Annual Meeting, will vote together as a single class on all matters hereby submitted to shareholders and such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. Each share of Class A Common Stock will entitle the holder to one vote on all such matters and each share of Class B Common Stock will entitle the holder to ten votes on all such matters.

A majority of votes represented by the holders of the Company’s outstanding Class A Common Stock and Class B Common Stock, treated as a single class, must be present in person or represented by proxy to hold the Annual Meeting. A majority of the votes cast at the Annual Meeting is required to elect any director, to reapprove the performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan and to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company for the fiscal year ending September 29, 2012.

The form of proxy provides a method for shareholders to grant or withhold authority to vote for any one or more of the nominees for director. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked “FOR ALL.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD ALL.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR ALL EXCEPT” and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you checked the box marked “WITHHOLD ALL,” your vote will be treated as an abstention and accordingly, your shares will neither be voted for nor against a director but will be counted for quorum purposes.

The form of proxy also provides a method for shareholders to vote for, against or to abstain from voting with respect to (i) the reapproval of the Company’s performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan and (ii) the ratification of the selection of PwC as the Company’s independent registered public accounting firm. By abstaining from voting, shares would not be voted either for or against, but would be counted for quorum purposes. While there may be instances in which a shareholder will wish to abstain, the Board encourages all shareholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

Under the current rules of the New York Stock Exchange (“NYSE”), brokers, banks or other similar organizations holding shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers’ shares on “non-routine” matters in the absence of specific instructions from such customers. This is commonly referred to as a “broker non-vote.” As with abstentions, with respect to the proposals in question, broker non-votes will be counted for quorum purposes but will not be counted as votes cast either for or against such proposals. In other words, abstentions and broker non-votes are not considered “votes cast.”

The election of directors and the reapproval of the performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan are considered “non-routine” matters under applicable NYSE rules and, therefore, if you hold your shares through a bank, broker or other similar organization, the organization may not vote your shares on these matters absent specific instructions from you. As such, there may be broker non-votes with respect to this matter. However, broker non-votes will have no impact on the outcome of these matters because, as stated above, they are not considered “votes cast” for voting purposes. On the other hand, the ratification of the selection of PwC as the Company’s independent registered public accounting firm is considered a “routine” matter under the current rules of the NYSE, therefore, the organization that holds your shares may vote on this matter without instructions from you and no broker non-votes will occur with respect to this matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth certain information as of December 1, 2011 regarding the only persons known by the Company to own, directly or indirectly, more than 5% of either of its two classes of Common Stock:

Title of Class	Name and Address of Beneficial Owner	Amount And Nature of Beneficial Ownership		Percent of Class
Class B Common Stock	Tyson Limited Partnership 2200 Don Tyson Parkway Springdale, AR 72762-6999	70,000,000	(1)	99.97%
Class A Common Stock	AllianceBernstein LP 1345 Avenue of the Americas New York, NY 10105	23,203,179	(2)	7.75%
Class A Common Stock	The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	15,921,178	(3)	5.32%

(1)	70,000,000 shares of Class B Common Stock and 3,000,000 shares of Class A Common Stock are owned of record by the Tyson Limited Partnership, a Delaware limited partnership (“TLP”). The Tyson 2009 Family Trust has a 53.4881% interest as a limited partner in the TLP and the Randal W. Tyson Testamentary Trust has a 45.2549% interest as a limited partner in the TLP. The descendants of Don Tyson, including Mr. John Tyson, Chairman of the Board of the Company, are the sole beneficiaries of the Tyson 2009 Family Trust. Ms. Barbara A. Tyson, the widow of Randal W. Tyson and a director of the Company, is the sole income beneficiary of and has limited dispositive power with respect to the Randal W. Tyson Testamentary Trust. Mr. John Tyson is one of the contingent beneficiaries of the Randal W. Tyson Testamentary Trust. The general partners of the TLP, who in the aggregate have a 1.257% interest, are Mr. John Tyson, Ms. Tyson, Mr. Harry C. Erwin, III and the Tyson Partnership Interest Trust (“TPIT”), whose trustees are Mr. Erwin, Mr. Thomas B. Schueck and Mr. Leland E. Tollett. A managing general partner of the TLP has the exclusive right, subject to certain restrictions, to do all things on behalf of the TLP necessary to manage, conduct, control and operate the TLP’s business, including the right to vote all shares or other securities held by the TLP, as well as the right to mortgage, pledge or grant security interests in any assets of the TLP. However, the TLP has no managing general partner at this time. Until a new managing general partner is selected, the management rights of the managing general partner may be exercised by a majority of the percentage interests of the general partners, which no single general partner currently possesses. The percentage of general partnership interests of the TLP are as follows: TPIT (44.44%); Mr. John Tyson (33.33%); Ms. Tyson (11.115%); and Mr. Erwin (11.115%). The TPIT terminates on December 31, 2016. Upon termination, the general partnership interests held by the TPIT will transfer to the Donald J. Tyson Revocable Trust of which Mr. John Tyson, Mr. Schueck and Mr. Erwin are the trustees. The TLP terminates December 31, 2040. Additionally, the TLP may be dissolved upon the occurrence of certain events, including (i) a written determination by the managing general partner that the projected future revenues of the TLP will be insufficient to enable payment of costs and expenses, or that such future revenues will be such that continued operation of the TLP will not be in the best interest of the partners, (ii) an election to dissolve the TLP by the managing general partner that is approved by the affirmative vote of a majority in percentage interest of all general partners, or (iii) the sale of all or substantially all of the TLP’s assets and properties. The withdrawal of the managing general partner or any other general partner (unless such partner is the sole remaining general partner) will not cause the dissolution of the TLP. Upon dissolution of the TLP, each partner, including all limited partners, will receive in cash or otherwise, after payment of creditors, loans from any partner, and return of capital account balances, their respective percentage interests in the TLP assets.
(2)

The information provided is based solely on information obtained from a Schedule 13F filed with the SEC on or about November 14, 2011. According to the Schedule 13F, with respect to the 23,203,179 shares reported to be beneficially owned as of September 30, 2011, AllianceBerstein LP has sole voting power with respect to 18,520,775 shares, no voting power with respect to 4,682,404 shares and sole dispositive power with respect to 23,203,179 shares. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in such Schedule 13F.

(3)	The information provided is based solely on information obtained from a Schedule 13F filed with the SEC on or about November 15, 2011. According to the Schedule 13F, with respect to the 15,921,178 shares reported to be beneficially owned as of September 30, 2011, The Vanguard Group, Inc. has sole voting power with respect to 392,387 shares, no voting power with respect to 15,528,791 shares, sole dispositive power with respect to 15,528,791 shares and shared dispositive power with respect to 392,387 shares. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in such Schedule 13F.

SECURITY OWNERSHIP OF MANAGEMENT

The table below sets forth information with respect to the beneficial ownership of Class A Common Stock, as of December 1, 2011, by the Company’s directors, nominees for election as directors, named executive officers and by all directors and executive officers as a group (who, individually or collectively, do not directly own any shares of Class B Common Stock):

Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership(#)(1)		Percent of Class
John Tyson(2)	4,176,900	(3)	1.40%
Kathleen M. Bader	0		*
Gaurdie E. Banister Jr.	0		*
Jim Kever(4)	11,421		*
Kevin M. McNamara(4)	10,668		*
Brad T. Sauer(4)	0		*
Robert Thurber(4)	10,000		*
Barbara A. Tyson(2)	170,334		*
Albert C. Zapanta(4)	0		*
Donnie King	238,531		*
Dennis Leatherby	200,431		*
James V. Lochner	675,477		*
Donnie Smith	617,251		*
Noel White	308,018		*
All Directors and Executive Officers as a Group (17 persons)	6,926,430		2.31%

*	Indicates percentage of less than 1%.
(1)	The amounts in this column include beneficial ownership of shares with respect to which voting or investment power may be deemed to be directly or indirectly controlled. Accordingly, the shares shown in the table include shares owned directly, shares held in such person’s account under the Company’s Employee Stock Purchase Plan, unvested restricted shares, shares owned by certain of the individual’s family members and shares held by the individual as a trustee or in a fiduciary or other similar capacity, unless otherwise disclaimed and/or described below. The amounts in this column also include shares subject to options exercisable on or within 60 days of December 1, 2011, held by the directors and executive officers as a group in the amount of 4,332,509, and held by the named individuals in the following amounts: Mr. Tyson (2,700,000); Mr. Kever (6,000); Mr. King (160,246); Mr. Leatherby (106,401); Mr. Lochner (473,335); Mr. Smith (402,071); Mr. White (211,302); and the other executive officers (273,154). The amounts in this column do not include performance stock awards. The 2011 performance stock awards are described under the table titled “Grants of Plan Based Awards During Fiscal Year 2011” in this Proxy Statement.
(2)	The amounts in these rows do not include any shares of Class A Common Stock or Class B Common Stock owned by the TLP, of which Mr. Tyson and Ms. Tyson are general partners. The TLP owns 99.97% of the outstanding Class B Common Stock and 1.00% of the outstanding Class A Common Stock, which results in the TLP controlling 70.34% of the aggregate vote of Class A Common Stock and Class B Common Stock. When combined with the total ownership of directors and executive officers as a group, the aggregate voting percentage increases to 71.03%. The TLP and its ownership of such stock are further described in Footnote 1 to the table titled “Security Ownership of Certain Beneficial Owners” in this Proxy Statement.
(3)	This amount includes 449,351 shares of Class A Common Stock pledged as security for a loan.
(4)	The amounts in these rows do not include grants of deferred stock awards of Class A Common Stock made on the date(s) of election to the Board by shareholders (see the section titled “Director Compensation for Fiscal Year 2011” in this Proxy Statement) to each of Mr. Kever (39,813); Mr. McNamara (24,162); Mr. Sauer (18,364); Mr. Thurber (9,887); and Mr. Zapanta (39,813).

ELECTION OF DIRECTORS

The number of directors that will serve on the Board for the ensuing year is currently set at nine but may be changed from time to time in the manner provided in the Company’s by-laws. Directors are elected for a term of one year or until their successors are duly elected and qualified. Our by-laws provide that no person shall be nominated to serve as a director after he or she has passed his or her 70th birthday (the “Retirement Age By-law”), unless the Board has voted, on an annual basis, to waive or continue to waive the Retirement Age By-law for a nominee.

Set forth below is biographical information for each nominee chosen by the Board to stand for election at the Annual Meeting. The slate consists of seven independent directors and two non-independent directors. Each of the nominees is currently serving as a director of the Company, and, with the exceptions of Kathleen M. Bader and Gaurdie E. Banister Jr., was elected at the 2011 Annual Meeting of Shareholders (“2011 Annual Meeting”). Ms. Bader and Mr. Banister were elected as directors by the Board, effective August 3, 2011 and November 17, 2011, respectively. Ms. Bader and Mr. Banister were recommended to the Nominating Committee for election by the Board by a third party search firm. The Board recommends that each nominee be elected at the Annual Meeting.

John Tyson

John Tyson, 58, is Chairman of the Board. Mr. Tyson has been a member of the Board since 1984, has served as Chairman since 1998, and served as Chief Executive Officer from 2001 until 2006. Mr. Tyson was first elected an executive officer in 1989. In 2007, the Board determined that the Chairman of the Board would no longer be considered an executive officer. On November 17, 2011, however, as part of its annual determination of executive officers, the Board designated Mr. Tyson in his capacity as Chairman of the Board as an executive officer. Mr. Tyson has devoted his professional career to the Company and brings extensive understanding of the Company, its operations and the protein and food processing industries to the Board. Through his leadership experience gained as a recent Chief Executive Officer of the Company, Mr. Tyson provides the Board with critical insight into the Company’s business. In addition, Mr. Tyson, through his association with the TLP, has a substantial personal interest in the Company. The Board believes that Mr. Tyson’s leadership experience and knowledge of the Company acquired through his years of service to the Company and his personal stake in its success qualify him to serve on the Board.

Kathleen M. Bader

Kathleen M. Bader, 61, is the retired President and Chief Executive Officer of NatureWorks LLC, which manufactures fibers and packaging materials from renewable sources, having served in that capacity from 2004 to 2006. Ms. Bader also spent more than 30 years with Dow Chemical, holding various management positions in the company’s global and North American operations, including global business president of a $4.2 billion plastics portfolio. She has served on the board of directors of Textron Inc. since 2004 and was previously a director for Halliburton Company. She also served on the President’s Homeland Security Advisory Council and currently serves on the board for Habitat for Humanity International. Ms. Bader has been a member of the Board since August 3, 2011. The Board believes Ms. Bader’s extensive leadership experience, including her exposure to commodities and international business, qualifies her to serve on the Board.

Gaurdie E. Banister Jr.

Gaurdie E. Banister Jr., 54, is currently the President and Chief Executive Officer of Aera Energy LLC, a $4 billion oil and gas producer that is jointly owned by Shell and ExxonMobil, a position he has held since 2007. Prior to joining Aera Energy in 2007, Mr. Banister held a number of management positions with Shell where he had responsibility for, among other things, strategic planning and mergers and acquisitions. His most recent position there was as Technical Vice President, in which capacity he had responsibility for Shell International’s Asia Pacific region. Mr. Banister has been a member of the Board since November 17, 2011. The

Board believes his more than 30 years in the oil and gas industry, which included significant involvement in international business, along with his leadership experience as CEO of one of California’s largest oil and gas producers, qualify him to serve on the Board.

Jim Kever

Jim Kever, 59, is the founding partner of Voyent Partners, LLC, an investment partnership founded in 2001. Mr. Kever is also a director of 3D Systems Corporation and Luminex Corporation and has served as a director of ACI Worldwide, Inc. and Emdeon Corporation. Mr. Kever has been a member of the Board since 1999. Mr. Kever has extensive knowledge of capital markets and corporate finance and qualifies as an “audit committee financial expert” within the meaning of the regulations of the SEC. His experience as the director of various companies across a diverse range of industries provides him a unique perspective of, and the ability to understand and address, the challenges and issues facing the Company. The Board believes that his professional experience, financial expertise and service on the boards of other public companies qualify him to serve on the Board.

Kevin M. McNamara

Kevin M. McNamara, 55, is the retired Vice Chairman of Leon Medical Centers, a healthcare provider for medicare patients in Miami-Dade County, Florida, having served in that capacity from April 2010 to June 2011. He previously served as Executive Vice President, Chief Financial Officer and Treasurer of HealthSpring, Inc., a managed care company, from 2005 to 2009. Mr. McNamara is a director of Luminex Corporation, and has served as a director of COMSYS IT Partners, Inc. (f/k/a Personnel Group of America, Inc.) and Emdeon Corporation. Mr. McNamara has been a member of the Board since 2007. Mr. McNamara’s financial expertise and professional experience are critical to the Board and the Audit Committee. His experience overseeing financial reporting processes, internal accounting and financial controls, as well as managing independent auditor engagements, qualifies him as an “audit committee financial expert” within the meaning of the regulations of the SEC. The Board believes that Mr. McNamara’s financial expertise and management experience as both a principal financial officer and director of other public companies qualify him to serve on the Board.

Brad T. Sauer

Brad T. Sauer, 52, is Executive Vice President, Health Care Business for 3M Company and has served in that capacity since 2004. Mr. Sauer has been a member of the Board since 2008. Mr. Sauer’s career and management expertise spans many disciplines, including sales and marketing, technology and product innovation, and manufacturing quality and processes, which allows him to bring an extensive, multi-disciplined perspective to the Board. In addition, Mr. Sauer’s experience as an executive officer of a Fortune 500 company helps him understand the Company’s challenges in a global marketplace. The Board believes that Mr. Sauer’s diverse management experience qualifies him to serve on the Board.

Robert Thurber

Robert Thurber, 64, currently retired, served as Vice President of purchasing for Sysco Corporation from 1987 to 2007. Mr. Thurber is also a director of Capstone Bancshares, Inc. Mr. Thurber has been a member of the Board since 2009. Mr. Thurber’s experience at a leading marketer and distributor of food products to the foodservice industry is particularly relevant given the Company’s position as a leading supplier of high quality protein to the foodservice industry. The Board benefits greatly from Mr. Thurber’s extensive understanding of the foodservice industry, which provides him the insight necessary to address the challenges, opportunities and operations of the Company’s complex business operations. The Board believes these attributes qualify him to serve on the Board.

Barbara A. Tyson

Barbara A. Tyson, 62, served as Vice President of the Company until 2002, when she retired and became a consultant to the Company. She ceased serving as a consultant on November 30, 2011. Ms. Tyson has been a member of the Board since 1988. Through her years of experience as both an officer and director of the

Company, Ms. Tyson developed an understanding of the Company and its operations, which allows her to assist the Board in its development of the Company’s long-term strategy. Ms. Tyson, as the sole income beneficiary of the Randal W. Tyson Testamentary Trust, also has a substantial personal interest in the Company. The Board believes that Ms. Tyson’s management experience, understanding of the Company and personal interest in the Company’s success qualify her to serve on the Board.

Albert C. Zapanta

Albert C. Zapanta, 70, is President and Chief Executive Officer of the United States—Mexico Chamber of Commerce and has served in that capacity since 1993. Mr. Zapanta has been a member of the Board since 2004. After a distinguished military career, Mr. Zapanta entered the private sector, where he served as a senior corporate officer for 18 years. He also has an extensive public service career, which includes various presidential appointments. The Board believes that Mr. Zapanata’s broad management and leadership experiences, in both the private and public sectors, allow him to understand the Company’s challenges in a global marketplace and qualify him to serve on the Board. In consideration of these qualities and Mr. Zapanta’s tenure on the Board, the Board waived the Retirement Age By-law and nominated him to serve on the Board for the coming year.

Family and Other Relationships. Ms. Tyson is the aunt of Mr. Tyson. There are no other family relationships among the foregoing nominees. By reason of its beneficial ownership of the Company’s common stock, the TLP is deemed to be a controlling person of the Company. Other than the TLP, none of the companies or organizations listed in the director nominees’ biographies above is a parent, subsidiary or affiliate of the Company.

Director Independence. After reviewing all relevant relationships of the directors, the Board has determined that each of Ms. Bader, Mr. Banister, Mr. Kever, Mr. McNamara, Mr. Sauer, Mr. Thurber and Mr. Zapanta qualify as independent directors in accordance with the NYSE corporate governance rules. In making its independence determinations, the Board considered all relevant transactions, relationships or arrangements disclosed in this Proxy Statement under the section titled “Certain Transactions” and the following:

•

Mr. Tyson has investments in two privately held companies. Mr. Kever is a director of and investor in one of the companies and is an investor in the other company. Neither the Company nor Mr. Tyson presently has any business relationship with, and Mr. Tyson does not serve as a director or an officer of, either of these companies. Based on the foregoing facts, the Board has determined that these relationships do not affect Mr. Kever’s independence.

•

Mr. Sauer is Executive Vice President, Health Care Business of 3M Company. During fiscal years 2011, 2010 and 2009, the Company paid 3M Company $1,327,648, $1,596,291 and $1,389,951 for direct purchases of lab-related supplies and materials, which in each year was less than 2 percent (2%) of 3M Company’s gross revenues. Under the NYSE rules, a director may be considered independent if payments made to an entity with which the director is affiliated are less than the greater of $1,000,000 or two percent (2%) of the affiliated entity’s gross revenues in any of the last three fiscal years. Mr. Sauer did not personally benefit from any of the payments. Based on the foregoing facts, the Board has determined that Mr. Sauer did not have a direct or indirect material interest in the transactions and this relationship does not affect Mr. Sauer’s independence.

Additional Directors. During fiscal year 2011 until the 2011 Annual Meeting, Dr. Lloyd V. Hackley served as a director of the Company. Dr. Hackley did not stand for re-election at the 2011 Annual Meeting due to the Retirement Age By-law.

Information Regarding the Board and its Committees

Board Meetings. The Board held five meetings during fiscal year 2011. All directors attended at least 75% of the Board and committee meetings they were eligible to attend during fiscal year 2011 with the exception of Dr. Hackley. The Company expects all directors to attend each annual meeting of shareholders. All persons who were then directors, with the exception of Dr. Hackley, attended the 2011 Annual Meeting.

Executive Session; Lead Independent Director. Independent directors meet in executive session without management present each time the Board holds its regularly scheduled quarterly meetings, and Mr. Kever, who has been designated by the Board as the Lead Independent Director, presides over these sessions. Executive sessions occurred four times during fiscal year 2011.

Leadership Structure. The Board’s current leadership structure consists of a Chairman of the Board and a Lead Independent Director. Pursuant to the Company’s Corporate Governance Principles, the Board is permitted to either separate or combine the positions of Chief Executive Officer and Chairman of the Board as it deems appropriate from time to time. Since 2006, these positions have been held by separate individuals. The Lead Independent Director is annually selected by the Board from among the independent directors. The Lead Independent Director is a member of the Executive Committee of the Board. The Board reviews the continued appropriateness and effectiveness of this leadership structure at least annually. At the present time, the Board believes that separation of the positions of Chief Executive Officer and Chairman, combined with the role of the Lead Independent Director, improves the ability of the Board to exercise its oversight role over management, provides multiple opportunities for discussion and evaluation of management decisions and the direction of the Company, and ensures a significant role of the Board’s non-management directors in the oversight and leadership of the Company. The Board understands that maintaining qualified independent and non-management directors on the Board is an integral part of effective corporate governance. Accordingly, it believes its current board leadership structure strikes an appropriate balance between independent directors and directors affiliated with the TLP, the Company’s controlling shareholder, which allows the Board to effectively represent the best interests of the Company’s entire shareholder base.

Risk Oversight. Management has the primary responsibility for identifying and managing the risks facing the Company, subject to the oversight of the Board. The Board’s committees assist in discharging its risk oversight role by performing the subject matter responsibilities outlined below in the descriptions of each committee. The Board retains full oversight responsibility for all subject matters not specifically assigned to a committee, including risks presented by the Company’s business strategy, competition, regulation, general industry trends and capital structure and allocation. On a periodic basis, management conducts an enterprise risk assessment as well as an evaluation and alignment of its risk mitigation activities. Management reviews the results of this periodic process with the appropriate committees of the Board.

The Board’s administration of its risk oversight function has not specifically affected the Board’s leadership structure. In establishing the Board’s current leadership structure, risk oversight was one factor among many considered by the Board, and the Board believes that its current leadership structure is conducive of and appropriate for its risk oversight function. As stated above, the Board regularly reviews its leadership structure and evaluates whether it, and the Board as a whole, is functioning effectively. If in the future the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board’s risk oversight function, it may make any change it deems appropriate.

Audit Committee. The Board has an Audit Committee (“Audit Committee”) whose primary function is to assist the Board in fulfilling its responsibilities through regular review and oversight of the Company’s financial reporting, audit and accounting processes. See the section titled “Report of the Audit Committee” in this Proxy Statement. During fiscal year 2011, the Audit Committee consisted of independent directors Mr. Kever, who serves as Chairman of the Audit Committee, Mr. McNamara and Mr. Sauer. Effective November 17, 2011, Ms. Bader was appointed to the Audit Committee. Each of these individuals qualifies as an “independent” director under the regulations adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002 and the NYSE listing standards relating to audit committees. The Board has determined each member of the Audit Committee is knowledgeable and qualified to review financial statements. In addition, the Board has determined that Messrs. Kever and McNamara each qualify as an “audit committee financial expert” within the meaning of the regulations of the SEC. The Audit Committee held four meetings in fiscal year 2011.

Compensation Committee. The Board has a Compensation Committee (“Compensation Committee”) whose primary functions are to (i) establish the Company’s compensation policies and (ii) oversee the administration of the Company’s employee benefit plans. The Company qualifies as a controlled company due to the ownership by the TLP of shares allowing it to cast more than 50% of votes eligible to be cast for the election of directors. Therefore, the Company has elected not to implement NYSE corporate governance rules that provide that the Compensation Committee has the power to determine the compensation of the Chief Executive Officer. However, the Compensation Committee has approved the employment contracts and total compensation for our Chief Executive Officer since 2003. For more information regarding the duties of the Compensation Committee, see the subsection titled “How We Determine Compensation—Role of the Compensation Committee” in this Proxy Statement under the section titled “Compensation Discussion and Analysis.” During fiscal year 2011, the Compensation Committee consisted of independent directors Mr. McNamara, who served as Chairman, Mr. Sauer and Mr. Thurber. The Compensation Committee held six meetings in fiscal year 2011.

Governance Committee. The Board has a Governance Committee (“Governance Committee”) whose primary functions are to (i) oversee and review related party and other special transactions between the Company and its directors, executive officers or their affiliates; (ii) review and recommend to the Board Corporate Governance Principles applicable to the Company; and (iii) review and recommend to the Board a Code of Conduct applicable to the Company. During fiscal year 2011, the Governance Committee consisted of independent directors Dr. Hackley, who served as Chairman of the Governance Committee until replaced on November 18, 2010, Mr. Thurber, who replaced Dr. Hackley as Chairman of the Governance Committee, Mr. Kever and Mr. Zapanta. Effective November 17, 2011, Mr. Banister was appointed to the Governance Committee. The Governance Committee held four meetings during fiscal year 2011.

Nominating Committee. The Board has a Nominating Committee (“Nominating Committee”) whose primary function is to identify, evaluate, and recommend individuals qualified to be directors of the Company for either appointment to the Board or to stand for election at a meeting of the shareholders. While the Company has not established minimum qualifications for director nominations, the Company has established, and the Nominating Committee charter contains, criteria by which the Nominating Committee is to evaluate candidates for recommendation to the Board. In evaluating candidates, the Nominating Committee takes into account the applicable requirements for directors under the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and the listing standards of the NYSE. The Nominating Committee may also take into consideration the factors and criteria set forth in the Company’s Corporate Governance Principles and such other factors or criteria that the Nominating Committee deems appropriate in evaluating a candidate, including but not limited to the applicable requirements for members of committees of the Board. While the Nominating Committee does not have a formal policy on diversity with regard to its consideration of nominees, it considers diversity in its selection process and seeks to nominate candidates that have a diverse range of views, backgrounds and leadership and business experience.

The Nominating Committee may (but is not required to) consider candidates suggested by management or other members of the Board. In addition, the Nominating Committee may (but is not required to) consider shareholder recommendations for candidates to the Board. In order to recommend a candidate to the Board, shareholders should submit the recommendation to the Chairman of the Nominating Committee in the manner described in the section of this Proxy Statement titled “Shareholder Communications.” Shareholders who wish to nominate a candidate to the Board must submit the name of the proposed candidate to the then current Board on or before September 30 of any year in accordance with the Company’s by-laws. During fiscal year 2011, the Nominating Committee consisted of Mr. Zapanta, who served as Chairman of the Nominating Committee, Mr. Kever and Mr. Thurber. The Nominating Committee held two meetings during fiscal year 2011.

Executive Committee. The Board has an Executive Committee (“Executive Committee”) whose primary function is to act on behalf of the Board during intervals between regularly scheduled meetings of the Board. The Executive Committee may exercise all powers of the Board, except as otherwise provided by law and the Company’s by-laws; however, its actions are typically ministerial, such as approving (i) the sale or purchase of property, (ii) the opening and closing of bank accounts, and (iii) amendments to benefit plans for which Compensation Committee approval is not required. All actions taken by the Executive Committee between meetings of the Board are reviewed for ratification by the Board at the following Board meeting. The members of the Executive Committee are Mr. Tyson, Ms. Tyson and Mr. Kever. The Executive Committee took action by written consent in lieu of a meeting four times during fiscal year 2011.

Corporate Governance Principles; Committee Charters; Code of Conduct. The Board has adopted Corporate Governance Principles, and each of the Audit Committee, Compensation Committee, Governance Committee and Nominating Committee has adopted a written charter. The Board has also adopted a Code of Conduct applicable to all directors, officers and employees. Copies of these corporate governance documents are available on the Company’s Investor Relations website at http://ir.tyson.com and in print to any shareholder who sends a request to Tyson Foods, Inc., Attention: Secretary, 2200 Don Tyson Parkway, Mail Stop CP004, Springdale, Arkansas 72762-6999.

Compensation Committee Interlocks and Insider Participation

At the end of fiscal year 2011, the Compensation Committee consisted of Mr. McNamara (Chairman), Mr. Sauer and Mr. Thurber. All members of the Compensation Committee during fiscal year 2011 were independent directors, and no member was an officer or employee of the Company or a former officer or employee of the Company. No member of the Compensation Committee serving during fiscal year 2011 was party to a transaction, relationship or arrangement requiring disclosure under Item 404 of Regulation S-K. During fiscal year 2011, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee or Board.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE SLATE OF DIRECTORS NOMINATED BY THE BOARD.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

Vote Required

Approval of a nominee for director requires the affirmative vote of a majority of the votes cast at the Annual Meeting, with the holders of shares of Class A Common Stock and Class B Common Stock voting together as a single class.

Shareholders are not entitled to cumulate voting with respect to the election of directors. The Board contemplates that all of the nominees will be able to stand for election, but should any nominee become unavailable for election, all proxies will be voted for the election of a substitute nominated by the Board (unless the Board chooses to reduce the number of directors on the Board).

REAPPROVAL OF THE PERFORMANCE GOALS SET FORTH IN THE

TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN

Shareholders are being asked to reapprove the performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan, as amended to date (the “Stock Incentive Plan”) for the purpose of complying with certain requirements of the Internal Revenue Code. Shareholder reapproval of the performance goals under the Stock Incentive Plan is required every five years in order to qualify the Stock Incentive Plan under Section 162(m) of the Code, thereby allowing the Company to deduct for federal income tax purposes compensation paid under the plan. If shareholders do not reapprove the performance goals under the Stock Incentive Plan, it will not be available for the Company to continue to grant performance-based awards to its key employees and executive officers. If that happens, we may not be entitled to a tax deduction for some or all of the incentive cash compensation paid to our Chief Executive Officer and our other most highly compensated executive officers.

The following description of the Stock Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan documents. A full and complete copy of the Stock Incentive Plan is attached to this Proxy Statement as Appendix A.

Purpose

The purpose of the Stock Incentive Plan is to attract and retain highly qualified persons to serve as directors, officers and employees, thereby more closely aligning their interest with that of the Company’s shareholders. The Stock Incentive Plan also provides for grants of stock-based awards to consultants and other service providers; however, no such grants are currently outstanding.

General Description of the Stock Incentive Plan

The Stock Incentive Plan was originally approved by the shareholders of the Company on January 12, 2001, was amended and restated on November 19, 2004, and was amended on February 2, 2007, August 13, 2007 and November 20, 2009.

The Stock Incentive Plan permits awards of a variety of equity-based incentives, including stock awards, options to purchase shares of Class A Common Stock, stock appreciation rights, dividend equivalent rights, performance unit awards and phantom shares to purchase or acquire shares of Class A Common Stock (collectively, “Stock Incentives”).

The number of shares of Class A Common Stock reserved for issuance under the Stock Incentive Plan is 60,660,000, of which approximately 10,827,710 were available as of December 1, 2011 for future grants thereunder. As of December 1, 2011, the market value for Class A Common Stock was $20.33 per share. The Stock Incentive Plan has an indefinite term.

The number of shares of Class A Common Stock as to which any Stock Incentive is granted and the persons to whom any Stock Incentive are granted is determined by the Compensation Committee, subject to the provisions of the Stock Incentive Plan. To the extent not inconsistent with the terms of the Stock Incentive Plan, the Compensation Committee may establish the terms of any Stock Incentive, including exercise or settlement price and terms of forfeiture. Stock Incentives generally are not transferable or assignable during a holder’s lifetime, subject to such terms as may be established by the Compensation Committee.

No eligible employee may be granted during any single calendar year rights to shares of Class A Common Stock under performance-based Stock Incentives which, in the aggregate, exceed 1,000,000 shares of Class A Common Stock, subject to future adjustment as provided in the Stock Incentive Plan for certain changes in the Company’s capital structure.

Eligibility

Officers, employees, directors, consultants and other service providers of the Company and its subsidiaries are eligible for awards under the Stock Incentive Plan. However, only employees of the Company and its subsidiaries will be eligible to receive incentive stock options under the Stock Incentive Plan. As of December 1, 2011, there were approximately 1,500 officers, employees and directors that were approved by the Compensation Committee to receive awards under the Stock Incentive Plan. Because consultants and other service providers may not be directly employed by the Company, it is not possible to approximate the number of such consultants and other service providers that are eligible to participate in the Stock Incentive Plan.

Performance Criteria

Under the Stock Incentive Plan, at the time a Stock Incentive is granted, the Compensation Committee may establish performance measures, if any, attributable to the payment, vesting or other settlement of the Stock Incentive. Performance measures will be established by the Compensation Committee under an objective formula or standard consisting of one or any combination of the following criteria:

•	earnings per share and/or growth in earnings per share in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;

•	operating cash flow and/or growth in operating cash flow in relation to target objectives;

•	cash available in relation to target objectives;

•	net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;

•	revenue and/or growth in revenue in relation to target objectives;

•	total shareholder return (measured as the total of the appreciation of, and dividends declared on, Class A Common Stock) in relation to target objectives;

•	return on invested capital in relation to target objectives;

•	return on shareholder equity in relation to target objectives;

•	return on assets in relation to target objectives;

•	return on common book equity in relation to target objectives;

•	operating income in relation to target objectives;

•	EBIT, EBITDA or EBITDAR or any adjusted version thereof in relation to target objectives;

•	Company stock price performance as compared against a peer group of companies selected by the Compensation Committee; or

•	any combination of the foregoing.

The Compensation Committee may amend or adjust the performance measures of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements, such as changes in the business, operations or corporate or capital structure of the Company, changes in law or changes in accounting principles, except where such action would result in the loss of a tax deduction to the Company under Section 162(m) of the Internal Revenue Code.

The Compensation Committee may, but is not required to, structure any Stock Incentive so as to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Federal Income Tax Consequences

The following discussion outlines generally the federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

Incentive Stock Options. A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, the participant will be taxed at the time he or she sells the shares of Class A Common Stock purchased pursuant to the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Class A Common Stock and the amount for which he or she sells the Class A Common Stock. If the participant does not sell the shares of Class A Common Stock prior to two years from the date of grant of the incentive stock option and one year from the date the stock is transferred to him or her, any subsequent gain on sale of the shares will be capital gain and the Company will not receive a corresponding deduction. If the participant sells the shares of stock at a gain prior to that time, the difference between the amount the participant paid for the Class A Common Stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income, and the Company will receive a corresponding deduction. If the participant sells the shares of Class A Common Stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Nonqualified Stock Options. A participant will not recognize income upon the grant of a nonqualified option without a readily ascertainable market value or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Class A Common Stock on the date the option is exercised over the price paid for the stock, and the Company will then be entitled to a corresponding deduction.

Depending upon the time period shares of Class A Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the nonqualified option was exercised.

Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of Class A Common Stock to the Company.

Other Stock Incentives. A participant will not recognize income upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or phantom share (collectively, the “Other Equity Incentives”). Generally, at the time a participant receives payment under any Other Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the Class A Common Stock received, and the Company will then be entitled to a corresponding deduction.

A participant will not be taxed upon the grant of a stock award if such award is subject to a “substantial risk of forfeiture,” as defined in the Internal Revenue Code. When the shares of Class A Common Stock that are subject to the stock award are no longer subject to a substantial risk of forfeiture; however, the participant generally will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. If a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the award, less any amount paid for such stock, in income at that time and the Company will also be entitled to a corresponding deduction at that time.

Withholding Taxes

A participant may be liable for federal, state and local tax withholding obligations as a result of the grant, exercise, vesting or settlement of a Stock Incentive. The tax withholding obligations may be satisfied by payment in the form of cash, certified check, previously-owned shares of the Company’s Class A Common Stock or, if a participant elects with the permission of the Compensation Committee, by a reduction in the number of shares to be received by the participant under the award.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” REAPPROVAL OF THE PERFORMANCE GOALS SET FORTH IN THE TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” REAPPROVAL OF THE PERFORMANCE GOALS SET FORTH IN THE TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

Vote Required

Reapproval of the performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting, with the holders of shares of Class A Common Stock and Class B Common Stock voting together as a single class.

PLAN BENEFITS

Set forth below is a table that shows equity grants pursuant to the Stock Incentive Plan in fiscal year 2011. These are the same amounts as would have been paid pursuant to the Stock Incentive Plan if shareholders had reapproved the performance goals set forth in the Stock Incentive Plan prior to fiscal year 2011. Future benefits to be received by a person or group under the Stock Incentive Plan are not fully determinable at this time and will depend on individual and corporate performance and other determinations to be made by the Compensation Committee during fiscal 2012.

	Tyson Foods, Inc. 2000 Stock Incentive Plan
Name	Total Number of Options(#)		Dollar Value($)(1)	Total Number of Shares of Restricted Stock(#)	Dollar Value($)(2)	Total Number of Performance Stock(#)	Dollar Value($)(3)	Total Number of Phantom Stock(#)	Dollar Value($)(4)
Donnie Smith	400,000		$1,656,000	0	0	0	0	0	0
Dennis Leatherby	40,000		$165,600	0	0	13,838	$225,000	0	0
Donnie King	117,680		$487,195	0	0	0	0	0	0
James V. Lochner	325,000		$1,345,500	0	0	0	0	0	0
Noel White	117,680		$487,195	5,388	$100,000	0	0	0	0
All Executive Officers as a Group	1,111,960		$4,603,514	5,388	$100,000	27,676	$450,000	0	0
All Non-Executive Directors as a Group	0		0	0	0	0	0	21,552	$400,000
All Non-Executive Officer Employees as a Group	2,449,080	(5)	$10,139,191	372,035	$6,395,000	28,598	$465,000	0	0

(1)	Calculated by subtracting the option exercise price for in-the-money options from the closing price of the Class A Common Stock on December 1, 2011 and multiplying that figure by the number of in-the money options outstanding.
(2)	Calculated by multiplying the number of shares of the awards of restricted stock by the closing price of the Class A Common Stock on the dates such awards were offered to the recipients.
(3)	Calculated by multiplying the number of shares of performance stock awarded under the officers’ respective contracts by the closing price of the Class A Common Stock on October 1, 2010, the last trading day prior to the grant date.
(4)	Calculated by multiplying the total number of shares by the per share closing price of the Class A Common Stock on February 4, 2011, the date on which such phantom stock was awarded.
(5)	This number also includes stock appreciation rights.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following information reflects certain information about our equity compensation plans as of October 1, 2011:

	Equity Compensation Plan Information
	(a)	(b)	(c)
	Number of Securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of Securities remaining available for future issuance under equity compensation plans (excluding Securities reflected in column (a))
Equity compensation plans approved by security holders	18,255,221	$13.46	28,259,095
Equity compensation plans not approved by security holders	0	0	0

Total	18,255,221	$13.46	28,259,095

(a)	Outstanding options granted by the Company
(b)	Weighted average price of outstanding options
(c)	Shares available for future issuance as of October 1, 2011, under the Stock Incentive Plan (15,102,409), the Employee Stock Purchase Plan (5,509,078) and the Retirement Savings Plan (7,647,608)

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2012. Shareholders are asked to ratify this appointment at the Annual Meeting. Representatives of PwC will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Audit Fees

The fees for professional services rendered by PwC for the audit of the Company’s annual financial statements for each of the fiscal years ended October 1, 2011 and October 2, 2010, and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q and for services that are normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements for each of those fiscal years were $3,380,341 and $3,052,335, respectively.

Audit-Related Fees

Aggregate fees billed or expected to be billed by PwC for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal years ended October 1, 2011 and October 2, 2010, and not included in the audit fees listed above were $178,400 and $10,000, respectively. These services comprise engagements to perform audits of employee benefit plans and required agreed-upon procedures.

Tax Fees

Aggregate fees billed or expected to be billed by PwC for tax compliance, tax advice and tax planning for each of the fiscal years ended October 1, 2011 and October 2, 2010 were $388,455 and $272,444, respectively.

All Other Fees

For the fiscal years ended October 1, 2011 and October 2, 2010, PwC billed the Company $3,600 and $3,000, respectively, for services rendered, other than those services covered in the sections captioned “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees were for an on-line research tool for accounting (FASB and SEC) rules and guidance.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted policies and procedures for the pre-approval of all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. The Audit Committee charter provides that the Audit Committee must approve in advance all audit services to be performed by the independent registered public accounting firm. The Audit Committee has approved a separate written policy for the approval of engagements for non-audit services to be performed by the independent registered public accounting firm. For non-audit services, any person requesting that such services be performed by the independent registered public accounting firm must prepare a written explanation of the project (including the scope, deliverables and expected benefits), the reason for choosing the independent registered public accounting firm over other service providers, the estimated costs, the estimated timing and duration of the project and other pertinent information. Non-audit services must first be pre-approved by each of the Company’s Chief Accounting Officer and Chief Financial Officer before being submitted for pre-approval to the Audit Committee, and then the Audit Committee or a designated member of the Audit Committee must pre-approve the proposed engagement before the engagement can proceed. The requirement for Audit Committee pre-approval of an engagement for non-audit services may be waived only if (i) the aggregate amount of all such non-audit services provided is less than five percent (5%) of the total amount paid by the Company to the independent registered public accounting firm during the fiscal year when the services are provided; (ii) the services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit of the fiscal year in which the non-audit services were provided.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 29, 2012.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” RATIFICATION OF

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS SHAREHOLDERS SPECIFY A CONTRARY VOTE.

Vote Required

Ratification of PwC as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2012 requires the affirmative vote of a majority of the votes cast at the Annual Meeting, with the holders of shares of Class A Common Stock and Class B Common Stock voting together as a single class. Ratification of the selection of PwC by shareholders is not required by law. However, as a matter of policy, such selection is being submitted to the shareholders for ratification at the Annual Meeting. If the shareholders fail to ratify the selection of this firm, the Board will reconsider the matter.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis provides information regarding the compensation paid to our Chief Executive Officer, Chief Financial Officer and certain other executive officers who were the most highly compensated in fiscal year 2011. These individuals, referred to as “named executive officers” or “NEOs,” are identified below:

•	Donnie Smith, President and Chief Executive Officer (“CEO”)

•	Dennis Leatherby, Executive Vice President and Chief Financial Officer (“CFO”)

•	Donnie King, Senior Group Vice President, Poultry and Prepared Foods

•	James V. Lochner, Chief Operating Officer (“COO”)

•	Noel White, Senior Group Vice President, Fresh Meats

Our Board recognizes the fundamental interest our shareholders have in the compensation of our executive officers. At the 2011 Annual Meeting, our shareholders approved, on an advisory basis, the compensation of our named executive officers. Based upon the results of such advisory vote and our review of our compensation policies and decisions, we believe that our existing compensation policies and decisions are consistent with our compensation philosophy and objectives discussed below and adequately align the interests of our named executive officers with the long term goals of the Company.

Based on the advisory vote of our shareholders at the 2011 Annual Meeting, the Board determined that the Company will hold shareholder advisory votes on executive compensation once every three years. The next shareholder advisory vote on executive compensation is scheduled to occur at the Annual Meeting of Shareholders to be held in 2014.

Compensation Philosophy and Objectives

Our executive compensation program is designed to provide a competitive level of compensation necessary to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance shareholder value. Consistent with this philosophy, the following are the key objectives of our compensation programs.

Shareholder Alignment. One of the primary objectives of our executive compensation philosophy is to ensure that an appropriate relationship exists among executive pay, the Company’s financial performance and the creation of shareholder value. We believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests.

Attract, Motivate and Retain Key Employees. Our executive compensation program is shaped by the competitive market for management talent in the food industry and at other public and private companies. We believe our executive compensation should be competitive with the organizations with which we compete for talent. As such, it is our goal to provide compensation at levels (both in terms of benefits provided and amounts paid) that attracts, motivates and retains superior executive talent for the long-term.

Link Pay to Performance. We believe that as an executive’s responsibility increases, a larger portion of his or her total compensation should be “at-risk” incentive compensation (both short-term and long-term), subject to corporate, business unit, individual, stock price and/or earnings performance measures. Our compensation program links pay to performance by making a substantial portion of total executive compensation variable, or “at-risk,” through an annual bonus program based on Company earnings and performance goals. As performance goals are met or exceeded, executives are rewarded commensurately. The program also includes the granting of long-term incentive equity awards, including stock options and restricted stock. Historically, the Company also granted performance-based phantom stock (also referred to as performance stock); however, as of August 1, 2009, new employment contracts do not contain provisions for performance stock awards.

How We Determine Compensation

Role of the Compensation Committee. In general, the Compensation Committee works with management to set compensation philosophy and objectives and to ensure key executives are compensated in accordance with such philosophy and objectives. More specifically, the Compensation Committee periodically reviews and approves the Company’s stated compensation strategy, corporate goals and objectives relevant to management compensation and total compensation policy to ensure they support business objectives, create shareholder value, are consistent with shareholder interests, attract and retain key executive talent and link compensation to corporate performance. The Compensation Committee also periodically reviews the composition of the peer groups used for competitive pay/performance benchmarking and analyzes total compensation for the CEO and each executive band level as compared to the relevant external benchmarks. A discussion of the peer group and external benchmarks used in establishing compensation is set forth below under the heading “Role of Compensation Consultants/Benchmarking.” The Compensation Committee’s charter describes additional duties and responsibilities of the Compensation Committee with respect to the administration, oversight and determination of executive compensation. A copy of the Compensation Committee’s Charter can be found at the website http://ir.tyson.com.

The Compensation Committee works to ensure that its decisions are consistent with tax regulations, relevant law, NYSE listing requirements and handled in a manner that is mutually satisfactory to the Compensation Committee and the Company’s principal shareholder. Because the Company meets the definition of a “controlled company” under NYSE corporate governance rules, the Compensation Committee is not required to determine the compensation of our CEO in its sole discretion. However, the Compensation Committee has approved the employment contracts and total compensation for our CEO since 2003.

Band Structure. Except for each of our CEO and COO, our executive officers and key employees are compensated based on the Company’s band structure. Our band structure has nine levels, each of which sets forth amounts for target base salary, target annual cash bonuses, annual stock option grants and restricted stock grants, as well as eligibility to participate in the Tyson Foods, Inc. Supplemental Executive Retirement and Life Insurance Premium Plan (“SERP”). An executive officer’s band level designation is made by the CEO subject to ratification by the Compensation Committee. The designation is based on the individual’s level of responsibility and ability to affect shareholder value relative to other executive officers and key employees. Each element of compensation paid or awarded under the band structure is fixed at pre-determined amounts with the exception of base salary and annual cash bonuses. The band structure provides a target amount at each band level for base salary and annual cash bonuses, but actual salary and bonuses can be adjusted above or below such targets based on an individual’s responsibility and performance as determined on a case by case basis by such individual’s supervisor.

Our current band structure was established in 2004 by our human resources group and senior management based on their collective review of recommendations provided by Hay Group, a compensation consulting firm, together with market analysis and data regarding general industry trends in executive compensation (“General Industry Data”). The General Industry Data was selected as the benchmark for the Company’s band structure because we believe it served as a stable representation of national pay levels. The Compensation Committee and the Company’s human resources group periodically review the band structure and updated market analysis with senior management and suggest modifications as they deem necessary to ensure that our executive officers and key employees are generally compensated in accordance with our compensation philosophies and objectives. For more detailed discussion regarding decisions with respect to each element and amount of compensation provided for in the band structure, see the section below titled “Elements of Compensation.”

Interaction Between the Compensation Committee and Management. Band level designations for all executive officers, other than our CEO and COO, and key employment contract terms are determined by the CEO (or the NEO’s supervising officer) in consultation with the Company’s human resources group. The Company’s human resources group presents a summary of the key terms of each executive officer’s contract, including band level designations, to the Compensation Committee. The Compensation Committee reviews and discusses the contracts and will meet with the Company’s human resources group as it deems necessary to discuss any questions or issues it has regarding these decisions. Once all questions and issues have been addressed to the satisfaction of the Compensation Committee, the Compensation Committee will ultimately ratify these employment contracts and the band level designations.

Role of Compensation Consultants/Benchmarking. Since fiscal year 2001, the Company has retained Hay Group to periodically provide data and market analyses regarding compensation practices of a certain group of publicly traded companies in the protein and packaged foods industries (which we refer to as the “Compensation Peer Group”) and the General Industry Data. The following companies currently make up the Compensation Peer Group:

Campbell Soup Co.

ConAgra Foods, Inc.

General Mills, Inc.

H.J. Heinz Co.

Hershey Foods Corporation

Hormel Foods Corporation

Kellogg Company

McCormick & Company, Inc.

Pilgrim’s Pride Corp.

Sara Lee Corporation

Smithfield Foods, Inc.

Hay Group furnishes the data and analyses to our human resources group which are then summarized and presented by our human resources group to the Compensation Committee. The Compensation Committee uses this summary information in its review of compensation for executive officers (including the NEOs) and compensation levels within our band structure to determine whether the compensation levels are consistent with our compensation philosophy and our objective of providing competitive compensation that attracts, motivates and retains executive talent. In that regard, the Compensation Committee targets total compensation at or below the 50th percentile of the Compensation Peer Group for our CEO and at or below the 50th percentile of the broader General Industry Data for the other NEOs. The Compensation Committee believes it is necessary to target our CEO’s compensation based on the smaller Compensation Peer Group, which is made up exclusively of public companies in the food industry, because these are companies against which we compete for the specialized talents and experience possessed by our CEO. On the other hand, because many of the talents possessed by the other NEOs could transcend a variety of industries, the Compensation Committee believes it appropriate to use the General Industry Data in setting their compensation as it represents a cross section of consumer products and other industries, not just food industry companies.

The Compensation Committee is expressly authorized in its charter to retain independent legal, accounting or other advisors or experts at the Company’s expense. In fiscal year 2011, the Compensation Committee retained Towers Watson (“Towers”) as its independent executive compensation consultant. Towers was instructed to provide the Compensation Committee advice and ongoing recommendations regarding material executive compensation decisions, to review compensation proposals of management and to review information and advice provided by Hay Group.

How NEOs Are Compensated

Each NEO has an employment contract with the Company which, among other things, outlines the compensation payable to each. Once compensation decisions are made and an employment contract is executed, the NEO is entitled to receive the compensation provided for in his contract until it terminates or is amended. For a more detailed discussion of each NEO’s employment contract, see the section titled “Employment Contracts” in this Proxy Statement.

Donnie Smith. Mr. Smith assumed the role of President and CEO of the Company on November 19, 2009. Mr. Smith’s current employment contract was entered into on December 16, 2009. The Compensation Committee approved the final terms of the contract before it was executed. The decision to approve Mr. Smith’s contract and the compensation payable thereunder was based upon:

•	an evaluation of historical total compensation made to individuals with similar responsibilities at companies in the Compensation Peer Group;

•	an evaluation of the proposed total compensation in comparison to the Company’s other executive officers to ensure that compensation is commensurate with level of responsibility; and

•	recommendations from the Company’s human resources group and advice from compensation consultants engaged by the Company and the Compensation Committee.

All elements of compensation payable to Mr. Smith under his employment contract are fixed except base salary and annual cash bonuses. Decisions regarding whether to increase Mr. Smith’s salary and his participation in the Company’s annual cash bonus programs are made annually by the Compensation Committee. For a more detailed analysis regarding these decisions see the section titled “Elements of Compensation” in this Proxy Statement. Mr. Smith’s target and actual total compensation in fiscal year 2011 was below the 50th percentile of the Compensation Peer Group based on the most recently available published information.

James V. Lochner. Mr. Lochner assumed the role of COO of the Company on November 19, 2009. His employment contract was entered into on December 16, 2009. The Compensation Committee approved the final terms of Mr. Lochner’s contract before it was executed. The decision to approve the contract and the compensation payable thereunder was based upon:

•	an evaluation of the proposed total compensation in comparison to the Company’s other executive officers to ensure that compensation is commensurate with level of responsibility; and

•	recommendations from the Company’s CEO and human resources group and advice from compensation consultants engaged by the Company and the Compensation Committee.

All elements of compensation payable to Mr. Lochner under his employment contract are fixed except base salary and annual cash bonuses. Decisions regarding whether to increase Mr. Lochner’s salary are made annually by the CEO, and his participation in the Company’s annual cash bonus programs are made annually by the CEO and the Compensation Committee. For a more detailed analysis regarding these decisions, see the section titled “Elements of Compensation” in this Proxy Statement. Mr. Lochner’s target total compensation in fiscal year 2011 was below the 50th percentile of the General Industry Data based on the most recently available published information; however, because our actual Adjusted EBIT (as defined below) significantly exceeded target Adjusted EBIT resulting in actual bonuses exceeding target bonuses (see Elements of Compensation—Performance-Based Annual Cash Bonuses), Mr. Lochner’s actual total compensation exceeded the 50th percentile of the General Industry Data.

All Other NEOs. The compensation payable to Messrs. Leatherby, King and White under their respective employment contracts is based on the band level designated to them prior to execution of their respective contracts. In fiscal year 2011, Messrs. King and White were compensated at the first band level and Mr. Leatherby was compensated at the second band level. With respect to target total compensation in fiscal year

2011, Messrs. Leatherby, King and White were below the 50th percentile of the General Industry Data; however, because our actual Adjusted EBIT significantly exceeded target Adjusted EBIT resulting in actual bonuses exceeding target bonuses, Messrs. Leatherby’s, King’s and White’s actual total compensation exceeded the 50th percentile of the General Industry Data.

Elements of Compensation

The Company’s executive compensation program consists of:

•	base salary;

•	performance-based cash bonuses;

•	equity-based compensation;

•	welfare, financial and retirement benefit plans; and

•	certain defined perquisites.

Compensation Mix

Because of the ability of executive officers to directly influence the overall performance of the Company, and consistent with our philosophy of linking pay to performance, it is our goal to allocate a significant portion of compensation paid to our executive officers to performance-based, short- and long-term incentive programs. In addition, as an employee’s responsibility and ability to affect the financial results of the Company increases, base salary becomes a smaller component of total compensation and long-term, equity-based compensation becomes a larger component of total compensation, further aligning his or her interests with those of the Company and its shareholders. We strive to allocate total compensation in a manner that is market competitive with our peer groups. The table below illustrates the mix of total compensation for Mr. Smith, individually, and Messrs. Leatherby, King, Lochner and White, as a group, based on compensation paid in fiscal year 2011.

Compensation Element	2011 Total Compensation Mix for Mr. Smith	2011 Total Compensation Mix for Messrs. Leatherby, King, Lochner and White
Base Salary	11.68%	14.60%
Performance-Based Cash Bonuses	38.54%	40.13%
Equity-Based Compensation	32.14%	22.65%
Financial, Retirement and Welfare Benefit Plans and Perquisites	17.64%	22.62%

Base Salary

Base salary is one element of executive compensation used to compensate NEOs for services rendered during the fiscal year. Each NEO’s employment contract with the Company sets a floor amount for base salary. The Compensation Committee approved such amounts for Messrs. Smith and Lochner as part of its process in approving their respective employment contracts. Base salary amounts for all other NEOs are based on each NEO’s pre-determined band level. The Company’s band structure sets forth a target amount for base salary at each level. The CEO has discretion to set base salary above or below the target amount as he deems appropriate based on each NEO’s level of responsibility when employment contracts for these individuals are entered into or amended.

The employment contract for each NEO states that base salary is subject to annual increases but not decreases. The Compensation Committee has the ability to increase Mr. Smith’s base salary annually as it deems appropriate. The CEO has the discretion to make increases to base salaries for the other current NEOs as he deems appropriate. In determining whether to increase an NEO’s base salary, the Compensation Committee or the CEO, as applicable, considers the individual’s (i) past performance, (ii) potential for advancement with the

Company, (iii) changes in level and scope of responsibility, and (iv) salaries of persons holding comparably responsible positions at companies represented in the Compensation Peer Group or General Industry Data, as applicable. The Compensation Committee or the CEO also consider the Company’s general approach for annual salary merit increases for management to take into account cost of living adjustments. Neither the CEO nor the Compensation Committee assigns a particular weight to any factor. Annual salary merit increases for NEOs that are approved by the CEO are generally consistent with merit increases for other officers and management personnel; however, while other officers and management personnel received merit increases averaging 3% during fiscal year 2011, the NEOs did not receive any salary increases during the year.

The table below discloses the base salary in effect for each NEO at the end of fiscal year 2011.

Named Executive Officer	End of Fiscal Year 2011 Salary
Donnie Smith	$900,000
Dennis Leatherby	$550,000
Donnie King	$530,000
James V. Lochner	$900,000
Noel White	$530,000

Performance-Based Annual Cash Bonuses

The employment contracts with our NEOs provide them an opportunity to receive cash bonus awards each year. In fiscal year 2011, the NEOs participated in the Tyson Foods, Inc. Annual Incentive Compensation Plan for Senior Executive Officers (“Executive Incentive Plan”). This plan is designed to align the interests of management towards the achievement of a common corporate goal. The Executive Incentive Plan is also designed to maximize the Company’s ability to deduct for tax purposes performance-based compensation paid to NEOs. Participants in the Executive Incentive Plan are selected each year by the Compensation Committee based on their potential to receive total compensation that may not otherwise be deductible by the Company for tax purposes. An NEO selected to participate in the Executive Incentive Plan is not eligible to participate in other bonus plans maintained by the Company. For fiscal year 2011, the Compensation Committee designated all NEOs as eligible participants under the Executive Incentive Plan.

Cash bonuses paid under the Executive Incentive Plan are based on performance measures established each year by the Compensation Committee. For fiscal year 2011, the Compensation Committee selected Adjusted EBIT as the performance measure under the plan. EBIT is the Company’s operating earnings (which takes into account accruals for bonus payments) before interest and taxes, and Adjusted EBIT takes into account any unusual or unique items, such as one-time gains or losses. The Compensation Committee believes Adjusted EBIT is an appropriate measure of Company performance to utilize in making performance-based compensation decisions because senior management uses this same measure, among others, to evaluate the day-to-day performance of the business. For fiscal year 2011, the Compensation Committee set the target Adjusted EBIT level for payment of 100% of target bonus at $900 million and a threshold level of Adjusted EBIT for payment of 50% of target bonuses at $720 million.

An NEO’s bonus eligibility is established each year by the Compensation Committee. The Compensation Committee generally sets these amounts with the goal of maintaining target bonus opportunities at or near the 50th percentile of similar awards for persons holding comparably responsible positions at companies in the Compensation Peer Group and/or General Industry Data, as applicable. In determining actual bonus amounts to be paid, the Compensation Committee has the discretion to award bonuses up to the amount of an NEO’s bonus eligibility. For fiscal year 2011, the Compensation Committee increased bonus eligibility for each NEO approximately 20% from fiscal year 2010 amounts to provide increased flexibility in awarding exceptional performance while maintaining the ability to deduct all amounts paid as bonuses for tax purposes. Bonus eligibility begins at threshold Adjusted EBIT of $720 million and increases linearly, examples of which are set forth in the table below.

Name	2011 Salary	Bonus Eligibility at Threshold Adjusted EBIT of $720 million (50% of target bonus)	Bonus Eligibility at Adjusted EBIT of $900 million (100% of target bonus)	Bonus Eligibility at Adjusted EBIT of $1.26 billion (200% of target bonus)
Donnie Smith	$900,000	$810,000	$1,620,000	$3,240,000
Dennis Leatherby	$550,000	$330,000	$660,000	$1,320,000
Donnie King	$530,000	$349,800	$699,600	$1,398,000
James V. Lochner	$900,000	$810,000	$1,620,000	$3,240,000
Noel White	$530,000	$349,800	$699,600	$1,398,000

Actual Adjusted EBIT for fiscal year 2011 was $1.302 billion, which resulted in bonus eligibility for each NEO of 211.6% of their respective target bonuses. At the end of the fiscal year, the Compensation Committee reviewed bonus eligibility for NEOs based on this amount and the individual performance of each NEO with Mr. Smith and other members of management and the Board. Based on this review, the Compensation Committee awarded the NEOs the bonus amounts set forth below. Mr. White’s bonus was a higher percentage of bonus eligibility relative to other NEOs, reflecting the performance of the Company’s beef and pork segments during fiscal year 2011.

Name	Bonus Eligibility at Adjusted EBIT of $1.302 billion	Bonus Paid	Percentage of Bonus Eligibility Paid
Donnie Smith	$3,427,920	$2,969,298	86.6%
Dennis Leatherby	$1,396,560	$1,215,214	87.0%
Donnie King	$1,480,354	$1,256,152	84.9%
James V. Lochner	$3,427,920	$2,969,298	86.6%
Noel White	$1,480,354	$1,458,277	98.5%

Equity-Based Compensation

We believe equity-based compensation is an effective long-term incentive for executives and managers to create value for shareholders as the value of such compensation has a strong correlation to appreciation in the Company’s stock price. Each NEO’s employment contract establishes the amounts of equity-based compensation the NEO will receive, if any, during the term of the contract. For Messrs. Smith and Lochner, these amounts were determined by the Compensation Committee. For Messrs. Leatherby, King and White, these amounts were determined based on their band level. The Company’s current band structure sets forth the number of stock options and the dollar amount of restricted stock and performance stock to be awarded. However, unlike base salary and cash bonuses, these amounts are not subject to adjustment.

The amounts and types of equity-based compensation to be awarded within the band levels are determined by management and/or the Compensation Committee with a view towards aligning the interests of executives and other managers with the interests of the Company’s shareholders. In determining these amounts, management and the Compensation Committee review the relation of long-term compensation to cash compensation and the perceived need of providing additional incentives to executives and managers to increase shareholder value and the value of equity based compensation awarded to NEOs is compared to awards made to executives in similar positions within the peer groups.

Stock Options. Stock options are the primary component of our equity-based compensation. The Company believes that stock options provide NEOs with more incentive than restricted stock to increase returns and obtain increased share value, as the value of any stock options granted by the Company resides in the increase in share price over their grant prices. Each NEO’s employment contract sets forth the number of stock options the NEO is entitled to receive when the Company grants options to eligible employees. Stock options allow the Company to provide employees with a different incentive than base salary and cash bonuses because the options increase in value based on Company success rather than individual performance. Such options are typically awarded and approved annually by the Compensation Committee prior to or on a pre-determined grant date. The grant date for the fiscal year awards currently occurs four business days after the Company announces fiscal year-end financial results. The exercise price for option awards is the closing price for our stock as reported on the NYSE on the grant date. Option awards expire 10 years after the grant date. The Company does not backdate, re-price or grant equity awards retroactively. All stock options awarded prior to fiscal year 2010 vest in annual increments beginning on the second anniversary of the date of the award and become fully vested after five years; however, beginning in fiscal year 2010, the stock options vest in equal annual increments beginning on the first anniversary of the date of the award and become fully vested after three years. The Compensation Committee set the grant date of November 29, 2010 on May 6, 2010 and made final approval of the 2011 fiscal year stock option awards at its meeting held on November 17, 2010. For details regarding stock options granted to the NEOs in fiscal year 2011, see the table titled “Grants of Plan Based Awards During Fiscal Year 2011” in this Proxy Statement.

Restricted Stock. Restricted stock is granted when an employment contract is signed by an executive, and the number of shares of restricted stock to be awarded is set forth in the contract. The value of the restricted stock to be awarded to an NEO, other than the CEO or COO, is based on his or her designated band level. The actual number of shares of restricted stock granted is determined by dividing the designated band dollar value for restricted stock by the closing stock price on the day prior to the date the contract is offered. For example, if the designated band dollar value for restricted stock is $300,000 and the closing stock price on the day prior to the date the contract is offered to the executive is $15 per share, the contract offered to the executive will include a grant of 20,000 shares of restricted stock. For restricted stock grants made after August 1, 2009, the grants vest on the third anniversary of the grant date. For details regarding restricted stock awards granted to the NEOs in fiscal year 2011, see the table titled “Grants of Plan Based Awards During Fiscal Year 2011” in this Proxy Statement.

Performance Stock. After August 1, 2009, new employment contracts did not contain provisions for performance stock awards and except where required by existing contract, the Company does not intend for performance stock awards to be a part of future executive officer compensation packages. The Company’s decision to eliminate performance stock was based on the Compensation Committee’s belief that the Company’s share price will reflect performance in a manner similar to performance stock measures, but stock options provide NEOs with a more direct means of achieving incentives that align with shareholders’ interests. Messrs. Smith, Leatherby and King are the only NEOs with outstanding performance stock awards as of October 1, 2011. Mr. Leatherby is the only NEO eligible to receive additional performance stock awards under his employment contract.

Performance stock awards represent the right to receive shares of Company stock if certain performance criteria are met within the time period indicated in the grant. Performance criteria are measured three years from the date of grant and, if the performance criteria are achieved, the award vests two business days thereafter. On an annual basis, the Company’s senior management and human resources group meet to discuss the performance criteria options to be considered for the following year’s grants, which options are included in the Tyson Foods, Inc. 2000 Stock Incentive Plan. A list of eligible criteria was approved by shareholders to ensure tax deductibility for performance-based compensation. Based on these discussions and the direction provided by the

Compensation Committee, the Company’s human resources group will prepare several options for the Compensation Committee’s review at its regularly scheduled August meeting. Through the course of its review and discussions, the Compensation Committee chooses one or more options that the Compensation Committee reasonably believes provide the appropriate balance between (i) significant performance measures aimed at increasing shareholder value if achieved, and (ii) performance measures that are reasonably attainable so as to motivate the officers to achieve the performance goals.

The performance criteria adopted by the Compensation Committee for performance stock awards granted in fiscal year 2011 compared the Company’s stock price performance against the stock price performance of companies making up the Compensation Peer Group. The right to receive Company stock under the performance stock is conditioned upon the executive officer remaining continuously in the employment of the Company from the grant date through the vesting date, subject to certain exceptions involving the death, disability or retirement of the executive officer. The vesting of performance stock awards granted in fiscal year 2011 is as follows:

•	33.33% of such shares vest if the Company’s stock outperforms five members of the Compensation Peer Group over a three-year period;

•	66.67% of such shares vest if the Company’s stock outperforms seven members of the Compensation Peer Group over a three-year period; and

•	all such shares vest if the Company’s stock outperforms nine members of the Compensation Peer Group over a three-year period.

The amount of annual performance stock awards were determined when the eligible NEOs entered into or amended their respective employment contracts. For all NEOs other than the CEO, this determination was based on such officer’s band level. The Company’s band structure and each NEO’s employment contract sets forth the aggregate dollar value of the performance stock to be awarded annually. The actual number of shares of performance stock granted is determined by dividing the designated band dollar value for performance stock by the closing price of the Company’s stock on the last trading day of the fiscal year. The grant date for annual performance stock awards occurs on the first business day of the fiscal year. The Compensation Committee ratified the fiscal year 2011 performance stock awards at its November 17, 2010 meeting with a grant date of October 4, 2010. For details regarding performance stock awards granted to the NEOs in fiscal year 2011, see the table titled “Grants of Plan Based Awards During Fiscal Year 2011” in this Proxy Statement.

Welfare, Financial and Retirement Benefit Plans

Our NEOs are eligible to participate in the Company’s financial, retirement and welfare plans that are generally available to all employees of the Company. The NEOs are also eligible to participate in certain plans, which are described below, that are only available to contracted officers and managers. We believe these benefits are a basic component in attracting, motivating and retaining executives and are comparable to the benefits offered by the companies in our peer groups according to market data.

Welfare Plans. Our NEOs and other executives participate in our broad-based employee welfare plans, including medical, dental, vision and insurance. These plans and benefits are available to all salaried employees. In addition, contracted officers and managers, including our NEOs, have an additional health insurance benefit, known as the Executive Medical Reimbursement Plan (“EMRP”). The EMRP reimburses contracted officers and certain contracted managers of the Company or any subsidiary or affiliate (including the NEOs) and their covered dependents up to 100% of medical, prescription drug, dental and vision expenses not covered by Company plans. The benefits eligible to be reimbursed include only those expenses allowable as tax deductions for the Company under tax regulations existing at the time of reimbursement. Benefits through this plan are limited to annual maximums which vary based on position with the Company ($30,000 for each NEO). Each participant is charged a supplemental premium for this benefit.

Deferred Compensation. The SERP is a nonqualified deferred compensation plan providing life insurance protection during employment and a subsequent retirement benefit to certain officers of the Company, including all NEOs. The retirement benefit is a lifetime annuity. The primary formula for calculating the amount of such benefit is one percent of the average annual compensation paid to the participant for his or her final five years of service multiplied by his or her years of creditable service. The SERP also provides for catch-up accruals for certain grandfathered participants (officers prior to 2002 receive an additional one percent of their final 5 year average annual compensation multiplied by their final five years of creditable service). In addition, participants with at least 20 years of vesting service are generally eligible for a minimum benefit and a tax allowance based on the amount of their executive life insurance premium at the male nonsmoker rate. Participants do not vest in the retirement benefits until attaining age 62, although a participant who attains at least age 55 and whose combination of age and years of vesting service equal or exceed 70 vests on the date that the early vesting rule is satisfied. A participant who vests in his or her retirement benefit prior to age 62 may retire early and receive an actuarially reduced benefit. A participant who terminates employment or becomes ineligible to participate before vesting or a participant who is terminated for cause, even if fully vested, is not entitled to any benefits under the SERP. A participant who terminates prior to vesting because of disability is eligible for a fully vested and unreduced minimum benefit. The Compensation Committee has the discretion to grant early retirement benefits under the plan.

If a participant in the SERP dies, the participant’s beneficiaries receive a death benefit under the life insurance portion of the SERP. As of October 1, 2011, the life insurance portion of the SERP provided a death benefit of $3,000,000 for each of Messrs. Smith and Lochner and $2,000,000 for each of Messrs. Leatherby, King and White. Additional information about our SERP is included in the narrative text following the table titled “Pension Benefits for Fiscal Year 2011” in this Proxy Statement.

Retirement Plans. We also provide the following qualified and nonqualified plans to the NEOs:

•	Employee Stock Purchase Plan;

•	Retirement Savings Plan;

•	Executive Savings Plan; and

•	Executive Long-Term Disability Plan.

With the exception of the Executive Savings Plan and the Executive Long-Term Disability Plan, the NEOs are eligible to participate in the same tax qualified financial and retirement plans as the Company’s other employees.

•    Employee Stock Purchase Plan. The Employee Stock Purchase Plan is a nonqualified benefit plan available to all NEOs and to most employees (some bargaining units do not participate). The purpose of the plan is to offer employees who participate a way to purchase our common stock on terms better than those available to a typical investor. Participants are eligible to participate on the first day of the month following three months of service and can contribute (on an after tax basis) up to 20% of base pay to this plan per pay period. After one year of service the Company will match 25% of the first 10% of base pay contributed. The plan provides for 100% immediate vesting.

•    Retirement Savings Plan. The Retirement Savings Plan is a qualified benefit plan (401(k)) available to all NEOs and to most employees (some bargaining units do not participate). The plan allows employees who participate to save money for retirement while deferring income taxes on the amount saved and any earnings on those amounts until the funds are withdrawn. Participants are eligible to participate on the first day of the month following three months of service and can contribute from 2% to 60% of base pay to this plan per pay period, subject to IRS annual limits on contributions and compensation. After one year of service the Company will match 100% of the first 3% of base pay contributed, plus 50% of the next 2% contributed. This plan provides for 100% immediate vesting.

•     Executive Savings Plan. The Executive Savings Plan is a nonqualified deferred compensation plan available to the NEOs and other highly compensated employees of the Company. The plan is available for those who wish to defer additional dollars over and above the IRS limits for qualified plans. After reaching the annual

IRS limits in the Retirement Savings Plan, participants can begin deferring up to 100% of base pay into this plan. Participants can also defer up to 100% of annual bonus to this plan. All deferrals and payout elections to this plan must be elected by December 31 of the year prior to the deferral year. This plan provides Company matching contributions in the same manner and amount as the Retirement Savings Plan not otherwise matched under the Retirement Savings Plan. Participants in the plan have the option to invest deferred monies in an account accruing interest at the prime rate as reported in the Wall Street Journal plus 2%. This plan provides for 100% immediate vesting. Additional information on the Executive Savings Plan can be found in the narrative text following the table titled “Nonqualified Deferred Compensation for Fiscal Year 2011” in this Proxy Statement.

•     Executive Long-Term Disability Plan. Officers and certain managers of the Company or any subsidiary or affiliate who are party to a written employment contract (including the NEOs) participate in the Executive Long-Term Disability Plan. This plan replaces (tax free) up to 60% of “insured earnings” to a maximum benefit of $25,000 per month. “Insured Earnings” includes salary, annual bonus and a portion of the current estimated value of restricted stock and stock options. The value of the premiums paid by the Company, plus estimated income taxes thereon, are included in the participant’s taxable income.

Perquisites

Pursuant to the employment contracts with the NEOs, we provide certain perquisites that the Compensation Committee believes are reasonable and consistent with our overall compensation program. The Company pays any taxes owed by the NEOs on certain of these perquisites. The value of these perquisites and the estimated income taxes thereon are imputed as income to the executive. The Compensation Committee believes that these personal benefits provide executives with benefits comparable to those they would receive at other companies within our peer groups and are necessary for us to remain competitive in the marketplace. The Compensation Committee reviews the perquisites on a periodic basis to ensure that they are appropriate in light of the Company’s total compensation program and market practice. For the last completed fiscal year, Messrs. Smith and Lochner were permitted by their employment contracts to personal use of Company-owned aircraft and we provided all NEOs a life insurance policy, the executive medical reimbursement plan, the executive long-term disability plan and event tickets. The attributed cost of the perquisites described above for the NEOs for fiscal year 2011 is described in the “All Other Compensation” column of the “Summary Compensation Table for Fiscal Years 2011, 2010, and 2009” in this Proxy Statement.

Employment Contracts

The Company has entered into employment contracts with each NEO. A summary description of these contracts is provided below.

Donnie Smith. Following his promotion to President and CEO on November 19, 2009, the Company and Mr. Smith entered into a three-year employment contract effective as of December 16, 2009, which provides for, among other things, an annual base salary of not less than $900,000, a grant of 400,000 options on each grant date specified by the Company for the grant of options to employees generally that occurs during the term of his contract, a one-time grant of 282,320 options on the date that was four business days after the Company released its earnings for its fiscal first quarter of 2010, and a one-time award of 118,671 shares of restricted stock. Additionally, Mr. Smith is entitled to certain perquisites, including personal use of Company-owned aircraft for up to 50 hours per year during the term of his contract. Under the terms of the employment contract, the Company has agreed to reimburse Mr. Smith and gross-up any tax liability incurred by Mr. Smith through his use of Company-owned aircraft.

Other Executive Officers. We also have employment contracts with our other executive officers, including Messrs. Leatherby, King, Lochner and White. These contracts, which are described below in more detail, provide for a minimum base salary and participation in Company employee benefit plans including, specifically, stock options and restricted stock as an incentive to an officer’s long term commitment to the Company and the willingness to agree to a one-year non-compete obligation.

The employment contract for Mr. Leatherby, which has a term of five years, became effective on June 6, 2008 and provides for, among other things, a minimum base salary of $450,000 per year (which has subsequently been increased to $550,000 per year), a grant of 40,000 options on each grant date specified by the Company for the grant of options to employees generally that occurs during the term of his contract, a one-time award of 41,399 shares of restricted stock and an award of performance stock having a maximum aggregate value of $225,000 on the first business day of each of the Company’s 2009, 2010, 2011, 2012 and 2013 fiscal years.

On December 9, 2009, Mr. King entered into a three-year employment contract with the Company upon his promotion to Senior Group Vice President, Poultry and Prepared Foods. His contract provides for, among other things, a minimum base salary of $530,000 per year, a grant of 117,680 options on each grant date specified by the Company for the grant of options to employees generally that occurs during the term of his contract, and a one-time award of 24,096 shares of restricted stock.

On December 16, 2009, Mr. Lochner entered into a three-year employment contract with the Company in connection with his promotion to COO on November 19, 2009. The contract provides for an annual base salary of not less than $900,000, a grant of 325,000 options on each grant date specified by the Company for the grant of options to employees generally that occurs during the term of the contract, a one-time grant of 275,000 options on the date that was four business days after the Company released its earnings for its fiscal first quarter of 2010, and a one-time award of 77,136 shares of restricted stock. Additionally, Mr. Lochner is entitled to certain perquisites, including personal use of Company-owned aircraft for up to 50 hours per year during the term of the contract. The Company has agreed to reimburse Mr. Lochner and gross-up any tax liability incurred by him through his use of Company-owned aircraft.

On December 21, 2009, Mr. White entered into a three-year employment contract with the Company upon his promotion to Senior Group Vice President, Fresh Meats. His contract provides for, among other things, a minimum base salary of $530,000 per year, a grant of 117,680 options on each grant date specified by the Company for the grant of options to employees generally that occurs during the term of his contract, and a one-time award of 24,096 shares of restricted stock. On February 4, 2011, Mr. White executed an amendment to this contract which extended the term to December 21, 2013. Pursuant to the amendment, Mr. White was paid $230,000 and issued 5,388 shares of restricted stock.

The minimum base salary for Mr. Smith is subject to increase by the Compensation Committee each year and the minimum base salaries for the other executive officers are subject to increase by the CEO each year. In addition, the officers are eligible to receive cash bonuses under the Company’s cash bonus plan and annual equity awards based on such officer’s band level (except for the CEO and COO, whose annual equity awards are determined by the Compensation Committee). While the contracts terminate by their terms after three years (except for Mr. Leatherby’s contract, which terminates in five years), the NEO has the right to terminate it, subject to the non-compete obligation, at any time upon ninety days’ notice, and the Company has the right to terminate the contract at any time upon written notice subject to the obligation, if terminated without cause, to continue to pay base salary for a period specified in the contract and subject to provisions relating to the early vesting of equity-based compensation upon such termination.

Certain Benefits Upon a Change in Control

Termination Following a Change in Control. Each employment contract between the Company and our NEOs contains certain benefits payable to the NEO if the NEO’s employment is terminated without cause following a change in control of the Company. The Compensation Committee believes these benefits are an important part of the total executive compensation program because they protect the Company’s interest in the continuity and stability of the executive group. The Compensation Committee also believes that the change in control benefits are necessary to retain and attract highly qualified executives and help to keep them focused on minimizing interruptions in business operations by reducing any concerns they may have of being terminated prematurely and without cause during any ownership transition.

Impact of Change in Control on the SERP. No later than thirty days after a change in control of the Company a grantor trust will be created under the SERP and will be funded with the present value of the higher of (i) the minimum defined benefit, or (ii) all accrued benefits for each participant under the SERP. Participants will vest in a benefit equal to the amount calculated under the general provisions of the SERP as of the effective date of the change in control, but without regard to any age or service requirements, if following the change in control the SERP is terminated in a manner that adversely affects a participant or a participant experiences a termination of employment (other than a voluntary resignation without good reason or an involuntary termination for cause). For this purpose, “good reason” means: (i) a substantial adverse change in position, duties, title or responsibilities; (ii) any material reduction in base salary or annual bonus opportunity or benefit plan coverages; (iii) any relocation required by the Company to an office or location more than 25 miles from the current location; or (iv) failure by a successor to assume the plan. Payment of the amount calculated as of the effective date of the change in control would begin following termination of employment, regardless of age, on an actuarially adjusted basis.

Executive Life Insurance Program. Following a change in control of the Company, the Company will continue to pay the annual life insurance premiums (plus a tax gross-up based on the withholding rates for supplemental wages) under the Executive Life Insurance Program for active participants on the date of the change in control up to the earlier of termination of employment or age 62.

Severance and change in control information is more particularly described in the sections titled “Potential Payments Upon Termination” and “Potential Payments Upon a Change in Control” in this Proxy Statement.

Tax and Accounting Considerations

Limits on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code generally prevents public corporations from deducting as a business expense that portion of compensation paid to NEOs that exceeds $1,000,000 unless it qualifies as “performance-based compensation” under Section 162(m). The goal of the Compensation Committee is to comply with the requirements of Section 162(m), to the extent possible, to avoid losing this deduction. However, the Compensation Committee may elect to provide compensation outside those requirements when necessary to achieve its compensation objectives. For this and other reasons, the Compensation Committee will not necessarily limit executive compensation to the amount deductible under Section 162(m). The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. Compensation paid under the Executive Incentive Plan is intended to be deductible under Section 162(m). Notwithstanding the Executive Incentive Plan, $21,985 of Mr. Lochner’s compensation during fiscal year 2011 is not expected to qualify for deduction.

Compensation Expense. The Company accounts for equity-based awards by recognizing the compensation expense of a stock option award to an employee based on the fair value of the award on the grant date. The Company has determined the fair value of these awards based on the assumptions set forth in Note 13 to our fiscal year 2011 audited financial statements included in our most recent Form 10-K for the fiscal year ended October 1, 2011, compensation expense of restricted stock awards to an employee is based on the stock price at grant date, and deferred cash awards are based on the amount of the award. The compensation expense for stock options, stock appreciation rights, restricted stock, phantom stock, performance stock and deferred cash is ratably recognized over the vesting period.

Stock Ownership Program

In 2004, the Company adopted stock ownership and holding requirements that require senior officers to maintain a minimum equity stake in the Company. The requirements, which were modified in March 2010, were put into place to strengthen the alignment between the interest of the Company’s senior officers and the interests of its shareholders.

The program sets forth the minimum amount of shares of Company stock an officer must own if designated at or above the third band level. These ownership requirements are reviewed and modified, if necessary, by the Company at the beginning of the fiscal year of every even numbered fiscal year or after a significant increase or decrease in the share price. Each person subject to the requirements has five years from the effective date of their current employment contract to achieve these levels of ownership. The levels are set at a dollar amount for each band level. Officers that are promoted into new bands will be assigned the appropriate ownership levels based on the new contract and will have five years from the date of their new contract to comply with their new ownership requirements.

If an officer does not meet these requirements by the end of such officer’s fourth year, 25% of any cash bonus awarded to the officer will be converted to a restricted stock grant, which will be included in the officer’s ownership levels. Such conversions shall be mandatory until the officer’s ownership level complies with the holding requirements.

For purposes of this program, a share of Company stock will be considered owned by an officer if it is granted as a restricted share under an employment contract or owned outright by the officer, the officer’s spouse or child, or in a trust established by the officer or as part of an employee benefit program, including the Employee Stock Purchase Plan. Unexercised stock options and performance stock do not count toward stock ownership requirements.

Risk Considerations in our Overall Compensation Program

We believe that the Company’s compensation program is structured in such a way as to discourage excessive risk-taking. In making this determination, we considered various aspects of our compensation program, including the mix of fixed and performance-based compensation for management and other key employees. The Company’s performance-based compensation awards are designed to reward both short- and long-term performance. By linking a portion of total compensation to the Company’s long-term performance, we mitigate any short-term risk that could be detrimental to the Company’s long-term best interests and the creation of shareholder value. Another aspect we considered is our practice of increasing an individual’s equity-based, performance compensation as a percentage of his or her total compensation as his or her responsibility and ability to affect the financial results of the Company increases. Such equity-based performance awards are subject to multi-year vesting periods and derive their value from the Company’s total performance, which we believe further encourages decision-making that is in the long-term best interests of the Company and its shareholders. Finally, we considered our stock ownership guidelines for senior executive officers, who we believe can have the greatest internal influence on the financial performance of the Company. These stock ownership guidelines are designed to strengthen the alignment between the interests of our senior officers and the Company’s shareholders. We believe these guidelines discourage any risk-taking that could be detrimental to the long-term interests of the Company, its performance, or our stock price. In conclusion, we believe that the Company’s compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

REPORT OF THE COMPENSATION COMMITTEE

We, the Compensation Committee of the Board of Directors of Tyson Foods, Inc., have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in Tyson Foods, Inc.’s Annual Report on Form 10-K for the fiscal year ended October 1, 2011.

Compensation Committee of the Board of

Directors

Kevin M. McNamara, Chairman

Brad T. Sauer

Robert Thurber

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Years 2011, 2010 and 2009

The table below summarizes the compensation for our NEOs (except for Messrs. King and White) during fiscal years 2011, 2010 and 2009. Information for Messrs. King and White is provided for fiscal years 2011 and 2010 only, as neither were NEOs in fiscal year 2009.

Name and Principal Position	Year	Salary($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total($)
Donnie Smith,	2011	$900,000	$0		$0	$2,476,000	$2,969,298	$1,038,481	$320,782	$7,704,561
President and Chief	2010	$855,577	$0		$1,478,641	$2,428,629	$3,764,475	$156,384	$178,727	$8,862,433
Executive Officer	2009	$542,308	$0		$423,104	$51,600	$0	$78,946	$80,175	$1,176,133
Dennis Leatherby,	2011	$550,000	$0		$77,491	$247,600	$1,215,214	$422,506	$156,033	$2,668,844
Executive Vice	2010	$523,077	$0		$77,618	$176,800	$1,533,675	$157,271	$91,769	$2,560,210
President and Chief	2009	$467,308	$0		$77,480	$51,600	$0	$65,003	$77,251	$738,642
Financial Officer
Donnie King,	2011	$530,000	$0		$0	$728,439	$1,256,152	$449,245	$69,546	$3,033,289
Senior Group Vice	2010	$513,077	$0		$431,538	$176,800	$1,625,696	$77,791	$64,896	$3,033,382
President, Poultry and Prepared Foods
James V. Lochner,	2011	$900,000	$0		$0	$2,011,750	$2,969,298	$1,427,805	$406,264	$7,715,117
Chief Operating Officer	2010	$860,654	$0		$961,127	$2,080,000	$3,764,475	$265,255	$272,695	$8,204,206
	2009	$612,692	$0		$0	$64,500	$0	$161,618	$626,741	$1,465,551
Noel White,	2011	$530,000	$230,000	(5)	$100,000	$728,439	$1,458,277	$543,280	$184,200	$3,774,196
Senior Group Vice	2010	$512,823	$0		$295,911	$176,800	$1,625,696	$108,378	$115,141	$2,834,749
President, Fresh
Meats

(1)	The amounts included in these columns are the aggregate grant date fair values for stock and option awards granted in the fiscal year shown, computed in accordance with the stock-based compensation accounting rules set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. The assumptions used in the calculation of the amounts shown are included in Note 13 to our audited consolidated financial statements for fiscal year 2011, which are included in our Annual Report on Form 10-K for the fiscal year ended October 1, 2011. Excepting Mr. White’s 2011 restricted stock award, the grant dates and fair values (based on the closing price of our Class A Common Stock on the NYSE on the applicable grant date) of restricted stock awards included in this column are as follows:

Grant Date	Fair Value (per share)
August 10, 2009	$11.16
December 9, 2009	$12.54
December 16, 2009	$12.46
December 21, 2009	$12.28

With respect to Mr. White’s 2011 restricted stock award, the fair value (per share) was $18.56, which was the per share closing price of our Class A Common Stock on February 4, 2011, one trading day prior to the grant date, pursuant to the terms of the amendment to his employment contract. The grant date fair values of the performance stock awards included in such amounts are based on the probable outcome of those awards as of the grant date, i.e., the probable payout of such awards based on what we have determined, in accordance with the stock-based compensation accounting rules, to be the probable levels of achievement of the performance goals related to those awards. The resulting number of shares of performance stock that vest, if any, depends on whether we achieve certain levels of performance with respect to the performance measures tied to the performance stock awards. Our NEOs do not realize the value of equity-based awards until the awards vest. The actual value that an NEO will realize from these awards is determined by the Company’s future performance and share price, and may be higher or lower than the amounts indicated in the table, which represent the full grant date fair value of such awards. Descriptions of these awards are provided under “Compensation Discussion and Analysis” in this Proxy Statement.

(2)	Amounts reflected in this column are cash bonuses paid to NEOs pursuant to the performance measures under the Executive Incentive Plan. For a more detailed discussion, see the subsection titled “Elements of Compensation—Performance-Based Annual Cash Bonuses” under the “Compensation Discussion and Analysis” section of this Proxy Statement.
(3)	The amounts reflected in this column include above market earnings for fiscal years 2011, 2010 and 2009, respectively, on nonqualified deferred compensation as follows: Mr. Smith - $5,144, $455 and $695; Mr. Leatherby - $2,473, $787 and $1,566; Mr. King - $22 and $11 (2011 and 2010 only); Mr. Lochner - $23,726, $10,095 and $23,532; and Mr. White - $4,522 and $1,711 (2011 and 2010 only). The amounts reflected in this column also include the change in pension values for fiscal years 2011, 2010 and 2009, respectively, as follows: Mr. Smith - $1,033,337, $155,929 and $78,251; Mr. Leatherby - $420,033, $156,484 and $63,437; Mr. King - $449,223 and $77,780 (2011 and 2010 only); Mr. Lochner - $1,404,079, $255,160 and $138,086; and Mr. White - $538,758 and $106,667 (2011 and 2010 only). For the assumptions used to determine the change in the pension value, see the table titled “SERP Assumptions” in this Proxy Statement.
(4)	The amounts in this column represent the sum of all other compensation and perquisites received by the NEOs in fiscal years 2011 and 2010 and for Messrs. Smith, Leatherby and Lochner in fiscal years 2011, 2010 and 2009, including, without limitation, the following:

Name	Year	Reimbursement of Taxes	Executive Life Insurance Premiums	Company Contribution under the Employee Stock Purchase Plan	Company Contribution under the Executive Savings Plan	Company Contribution under the Retirement Savings Plan	Perquisites(a)
Donnie Smith	2011	$43,738	$44,508	$22,500	$176,779	$9,800	$23,457	(b)
	2010	$46,335	$47,460	$21,389	$25,269	$9,800	$28,474
	2009	$13,096	$22,746	$12,692	$12,431	$9,800	*
Dennis Leatherby	2011	$21,124	$26,993	$13,750	$73,547	$9,800	$10,819
	2010	$20,740	$26,993	$13,077	$11,815	$9,800	*
	2009	$12,334	$24,539	$11,683	$9,585	$9,800	*
Donnie King	2011	$21,567	$22,585	$6,625	$0	$4,900	$13,869
	2010	$18,460	$22,585	$9,005	$0	$4,900	*
James V. Lochner	2011	$71,329	$64,113	$20,250	$176,779	$9,800	$63,993	(c)
	2010	$65,999	$68,312	$19,365	$25,534	$9,800	$83,685
	2009	$208,338	$33,094	$13,786	$15,615	$9,800	$346,108
Noel White	2011	$27,368	$44,961	$13,250	$76,428	$9,800	$12,393
	2010	$26,523	$44,961	$12,821	$11,372	$9,800	*

*	Indicates value less than $10,000.
(a)	The amounts in this column include premiums paid by the Company for a long-term disability insurance policy and the Executive Medical Reimbursement Plan for each NEO; however, benefits in amounts less than $10,000 for each are not quantified herein.
(b)	This amount includes $10,526 for personal use of Company-owned aircraft.
(c)	This amount includes $51,964 for personal use of Company-owned aircraft.

The values expressed for personal use of Company-owned aircraft are based on the aggregate incremental cost to the Company using a method that accounts for fuel, maintenance, landing fees, other associated travel costs and charter fees. Messrs. Smith’s and Lochner’s personal use of Company-owned aircraft is in accordance with their employment contracts; moreover, such use must comply with the Company’s then existing aircraft policy and not interfere with the Company’s use of the aircraft. The values of all perquisites are based on the incremental aggregate cost to the Company and are individually quantified only if they exceed the greater of $25,000 or 10% of the total amount of perquisites for such NEO.

(5)	This amount represents monies paid to Mr. White pursuant to execution of an amendment to his employment contract on February 4, 2011.

Grants of Plan - Based Awards During Fiscal Year 2011

The table below provides information on stock options, restricted stock, and equity and cash-based performance awards granted to each of the Company’s NEOs during fiscal year 2011.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		All Other Option Awards: Number of Securities Under- lying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh) (5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date	Approval Date	Thresh- old ($)	Target ($)	Maxi- mum ($)	Thresh- old (#)	Target (#)	Maxi- mum (#)
Donnie Smith	11/29/2010	11/17/2010									400,000	$16.19	$2,476,000
	12/13/2010	12/13/2010	$810,000	$1,620,000	$10,000,000
Dennis Leatherby	10/04/2010	11/17/2010				4,613	9,225	13,838					$77,491
	11/29/2010	11/17/2010									40,000	$16.19	$247,600
	12/13/2010	12/13/2010	$330,000	$660,000	$10,000,000
Donnie King	11/29/2010	11/17/2010									117,680	$16.19	$728,439
	12/13/2010	12/13/2010	$349,800	$699,600	$10,000,000
James V. Lochner	11/29/2010	11/17/2010									325,000	$16.19	$2,011,750
	12/13/2010	12/13/2010	$810,000	$1,620,000	$10,000,000
Noel White	11/29/2010	11/17/2010									117,680	$16.19	$728,439
	12/13/2010	12/13/2010	$349,800	$699,600	$10,000,000
	02/07/2011	02/03/2011							5,388	(7)			$100,000

(1)	The amounts in these columns represent the threshold, target and maximum amounts payable for performance in fiscal year 2011 under the Executive Incentive Plan. For more detailed information on the Executive Incentive Plan and potential payments thereunder, see the discussion and tables in the subsection titled “Elements of Compensation—Performance-Based Annual Cash Bonuses” in the section titled “Compensation Discussion and Analysis” in this Proxy Statement.
(2)	The amounts in these columns represent the threshold, target and maximum amount of shares of performance stock which would be awarded upon the achievement of specified performance criteria. For a more detailed discussion on performance stock, see the subsection titled “Equity-Based Compensation—Performance Stock” in the section titled “Compensation Discussion and Analysis” in this Proxy Statement.
(3)	NEOs, as well as all other recipients of restricted stock awards are entitled to dividends during the restricted stock vesting period. Dividends paid on the restricted stock are used to purchase additional shares of restricted stock pursuant to the provisions of the awards. These additional shares, the amount of which is not reflected in this column, are then credited to the recipient and received when and if the award vests and the restrictions lapse.
(4)	The stock options are nonqualified stock options and expire on November 29, 2020.
(5)	Pursuant to the terms of the Tyson Foods, Inc. 2000 Stock Incentive Plan, the exercise price represents the closing price of our Class A Common Stock on the grant date.
(6)	For a description of the methodology used to determine the grant date fair value of stock and option awards, see footnote 1 to the “Summary Compensation Table for Fiscal Years 2011, 2010 and 2009” in this Proxy Statement.
(7)	This represents an award of restricted stock pursuant to an amendment to Mr. White’s employment contract executed February 4, 2011. These shares are scheduled to vest and the restrictions lapse on December 21, 2013.

Description of Plan - Based Awards

The equity awards reported in the “Grants of Plan Based Awards During Fiscal Year 2011” table were granted under the Company’s 2000 Stock Incentive Plan. The non-equity awards were granted under the Executive Incentive Plan. Material terms of these plans and more information on plan-based and incentive awards are described in the subsection titled “Elements of Compensation” under the “Compensation Discussion and Analysis” section of this Proxy Statement.

Outstanding Equity Awards at 2011 Fiscal Year-End

The table below provides information on the stock option, restricted stock and performance stock awards held by each of the Company’s NEOs as of October 1, 2011.

	Option Awards							Stock Awards
Name	Grant Date or Beginning of Performance Period	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Donnie Smith	10/10/02	1,392	0			$9.64	10/10/12
	9/19/03	2,784	0			$13.33	9/19/13
	9/29/04	6,000	0			$15.96	9/29/14
	11/16/05	10,000	0			$16.35	11/16/15
	11/17/06	16,000	4,000	(2)		$15.37	11/17/16
	11/16/07	24,000	16,000	(3)		$15.06	11/16/17
	9/29/08										9,850	(4)	$170,996
	11/14/08	16,000	24,000	(5)		$4.90	11/14/18
	11/30/09	39,227	78,453	(6)		$12.02	11/30/19
	12/16/09							120,565	(7)	$2,093,008
	2/11/10	94,107	188,213	(8)		$15.96	2/11/20
	11/29/10	0	400,000	(9)		$16.19	11/29/20
Dennis Leatherby	10/10/02	6,000	0			$9.64	10/10/12
	9/19/03	6,000	0			$13.33	9/19/13
	9/29/04	8,000	0			$15.96	9/29/14
	11/16/05	8,000	0			$16.35	11/16/15
	11/17/06	6,400	1,600	(2)		$15.37	11/17/16
	11/16/07	4,800	3,200	(3)		$15.06	11/16/17
	6/06/08							38,073	(10)	$660,947
	9/29/08										5,910	(4)	$102,598
	11/14/08	16,000	24,000	(5)		$4.90	11/14/18
	10/05/09										6,087	(11)	$105,670
	11/30/09	13,334	26,666	(6)		$12.02	11/30/19
	10/04/10										4,613	(12)	$80,082
	11/29/10	0	40,000	(9)		$16.19	11/29/20
Donnie King	10/10/02	1,392	0			$9.64	10/10/12
	9/19/03	6,960	0			$13.33	9/19/13
	9/29/04	10,000	0			$15.96	9/29/14
	11/16/05	10,000	0			$16.35	11/16/15
	11/17/06	8,000	2,000	(2)		$15.37	11/17/16
	11/16/07	24,000	16,000	(3)		$15.06	11/16/17
	9/29/08										9,850	(4)	$170,996
	11/14/08	16,000	24,000	(5)		$4.90	11/14/18
	10/05/09										10,146	(11)	$176,135
	11/30/09	13,334	26,666	(6)		$12.02	11/30/19
	12/09/09							24,481	(13)	$424,990
	11/29/10	0	117,680	(9)		$16.19	11/29/20

	Option Awards							Stock Awards
Name	Grant Date or Beginning of Performance Period	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James V. Lochner	10/10/02	15,000	0			$9.64	10/10/12
	9/19/03	15,000	0			$13.33	9/19/13
	9/29/04	40,000	0			$15.96	9/29/14
	11/16/05	50,000	0			$16.35	11/16/15
	11/17/06	40,000	10,000	(2)		$15.37	11/17/16
	11/16/07	30,000	20,000	(3)		$15.06	11/16/17
	11/14/08	20,000	30,000	(5)		$4.90	11/14/18
	11/30/09	16,667	33,333	(6)		$12.02	11/30/19
	12/16/09							78,367	(7)	$1,360,451
	2/11/10	91,667	183,333	(8)		$15.96	2/11/20
	11/29/10	0	325,000	(9)		$16.19	11/29/20
Noel White	10/10/02	1,008	0			$9.64	10/10/12
	9/19/03	2,400	0			$13.33	9/19/13
	9/29/04	6,000	0			$15.96	9/29/14
	11/16/05	40,000	0			$16.35	11/16/15
	11/17/06	32,000	8,000	(2)		$15.37	11/17/16
	11/16/07	24,000	16,000	(3)		$15.06	11/16/17
	11/14/08	16,000	24,000	(5)		$4.90	11/14/18
	11/30/09	13,334	26,666	(6)		$12.02	11/30/19
	12/21/09							24,481	(14)	$424,990
	11/29/10	0	117,680	(9)		$16.19	11/29/20
	2/07/11							5,424	(15)	$94,161

Some of the footnotes below are applicable to more than one of the NEOs.

(1)	The amounts listed in this column reflect a share price of $17.36, the closing price of our shares on the NYSE on September 30, 2011, the last trading day of our 2011 fiscal year.
(2)	These shares vested and became exercisable on November 17, 2011.
(3)	50% of these options vested and became exercisable on November 16, 2011, and the remaining options are scheduled to vest and become exercisable on November 16, 2012.
(4)	Per instructions for this table, the threshold amount of shares that could vest have been reported. Based on the satisfaction of applicable performance criteria, the number of shares which vested on October 5, 2011 is three times the amount reported.
(5)	One-third of these options vested and became exercisable on November 14, 2011. The remaining options are scheduled to vest and become exercisable in equal installments on November 14, 2012 and 2013.
(6)	One-half of these options vested and became exercisable on November 30, 2011. The remaining options are scheduled to vest and become exercisable on November 30, 2012.
(7)	These shares are scheduled to vest and have the restrictions lapse on December 16, 2012. These numbers include shares purchased with dividends paid on the original restricted stock award.
(8)	These options are scheduled to vest and become exercisable in equal installments on February 11, 2012 and 2013.
(9)	One-third of these options vested and became exercisable on November 29, 2011. The remaining options are scheduled to vest and become exercisable in equal installments on November 29, 2012 and 2013.
(10)	These shares are scheduled to vest and have the restrictions lapse on June 6, 2013. This number includes additional shares purchased with dividends paid on the restricted stock award.
(11)	This represents an award of performance stock that vests on the second business day following the last day of fiscal year 2012 subject to the satisfaction of the applicable performance criteria.

(12)	This represents an award of performance stock that vests on the second business day following the last day of fiscal year 2013 subject to the satisfaction of the applicable performance criteria.
(13)	These shares are scheduled to vest and have the restrictions lapse on December 9, 2012. This number includes additional shares purchased with dividends paid on the original restricted stock award.
(14)	These shares are scheduled to vest and have the restrictions lapse on December 21, 2012. This number includes additional shares purchased with dividends paid on the restricted stock award.
(15)	These shares are scheduled to vest and have the restrictions lapse on December 21, 2013. This number includes additional shares purchased with dividends paid on the restricted stock award.

Option Exercises and Stock Vested During Fiscal Year 2011

The table below sets forth the number of shares acquired and the value realized upon exercise of stock options and vesting of stock awards during fiscal year 2011 by each of the NEOs.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)(1)	Value Realized on Vesting($)(2)
Donnie Smith	—	—	7,002	$112,955
Dennis Leatherby	26,000	$168,268	—	—
Donnie King			7,002	$112,955
James V. Lochner	22,992	$228,880	8,403	$135,546
Noel White	—	—	7,002	$112,955

(1)	The amounts in this column represent previously awarded performance stock that vested on October 5, 2010.
(2)	The amounts in this column are based on our stock price of $16.13 on October 5, 2010, which was the vesting date, plus an additional amount paid to the recipient for a fractional share.

Pension Benefits for Fiscal Year 2011

The table below provides information concerning retirement plan benefits for each of our NEOs under the SERP. For additional information regarding other benefits provided upon retirement of the NEOs, please refer to the section titled “Potential Payments Upon Termination” in this Proxy Statement.

Name	Plan Name	Numbers of Years of Credited Service(#)(1)	Present Value of Accumulated Benefit($)(2)	Payments During Last Fiscal Year($)
Donnie Smith	Tyson Foods, Inc. SERP	12.75	$1,552,477	0
Dennis Leatherby	Tyson Foods, Inc. SERP	12.75	$861,935	0
Donnie King	Tyson Foods, Inc. SERP	12.75	$802,659	0
James V. Lochner	Tyson Foods, Inc. SERP	12.75	$2,409,282	0
Noel White	Tyson Foods, Inc. SERP	12.75	$1,018,398	0

(1)	The plan considers only a limited number of years of service, as more fully described below. The NEOs’ actual years of service are as follows: Mr. Smith - 30 years, Mr. Leatherby - 21 years, Mr. King - 29 years, Mr. Lochner - 28 years and Mr. White - 28 years.
(2)	The present value of these benefits is based on the assumptions and computed on the date we use in determining our annual pension expense in our financial statements, as reflected in the table titled “SERP Assumptions” in this Proxy Statement.

Supplemental Executive Retirement and Life Insurance Premium Plan

Pension benefits are offered under the SERP, which is a nonqualified deferred compensation plan providing life insurance protection during employment and a cash benefit at retirement. Contributions to the SERP are made entirely by the Company. On November 18, 2010, the Company approved the formation of a trust into which funds have been deposited to pay benefits from the plan going forward. This plan is also discussed in the subsection titled “Elements of Compensation—General Benefits” under the “Compensation Discussion and Analysis” section of this Proxy Statement. The Company does not sponsor a tax-qualified pension plan that covers NEOs.

The retirement benefit is a lifetime annuity and the primary formula for calculating such benefit is one percent of a participant’s final average annual compensation multiplied by his or her years of creditable service. Compensation includes cash compensation (salary plus non-equity incentive plan compensation) disclosed in the “Summary Compensation Table for Fiscal Years 2011, 2010 and 2009” in this Proxy Statement, except it is determined on a calendar year basis. The final average annual compensation is the average of the last five completed calendar years’ cash compensation of a participant’s career. Officers prior to 2002 receive an additional one percent of their final five year average annual compensation multiplied by their final five years of creditable service. Creditable service includes completed years and whole months. The normal retirement age under the SERP is 62, but participants may receive a benefit prior thereto, or in certain cases forfeit benefits, as further explained in the subsection titled “Elements of Compensation—General Benefits” under the “Compensation Discussion and Analysis” section of this Proxy Statement.

The present value of accumulated benefits was computed based on the assumptions in the following table, which we used in our year-end pension footnote disclosures in our audited financial statements for fiscal year 2011.

SERP Assumptions

	As of October 2, 2010	As of October 1, 2011
Discount Rate	5.50%	4.75%
Mortality Table for Annuities	RP-2000 for males and females, projected to 2010 with Scale AA	2011 projected, static combined tables for males and females as published in IRS notice 2008-85

The following table shows the estimated annual single life annuity payable from the plan upon retirement at age 62, based on the specific compensation and years of service classifications indicated below.

SERP Estimates

Average Compensation	Years of Service
	15	20	25	30	35
$500,000	$75,000	$100,000	$125,000	$150,000	$175,000
$750,000	$112,500	$150,000	$187,500	$225,000	$262,500
$1,000,000	$150,000	$200,000	$250,000	$300,000	$350,000
$1,500,000	$225,000	$300,000	$375,000	$450,000	$525,000
$2,000,000	$300,000	$400,000	$500,000	$600,000	$700,000
$3,000,000	$450,000	$600,000	$750,000	$900,000	$1,050,000
$5,000,000	$750,000	$1,000,000	$1,250,000	$1,500,000	$1,750,000

Nonqualified Deferred Compensation for Fiscal Year 2011

The table below provides information on benefits available to the NEOs for fiscal year 2011 under the Company’s Executive Savings Plan and Retirement Income Plan.

Name	Plan(1)	Executive Contributions in Last Fiscal Year($)	Company Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(4)
Donnie Smith	Executive Savings Plan	$802,741	$176,779	$53,401	0	$1,252,010
Dennis Leatherby	Executive Savings Plan	$108,415	$73,547	$24,507	0	$538,767
Donnie King	Executive Savings Plan	0	0	$492	0	$12,192
James V. Lochner	Executive Savings Plan	$221,108	$176,779	$28,411	0	$659,088
	Retirement Income Plan	0	0	$198,741	0	$3,994,947
	IBP Share Grant Program	0	0	$3,640	0	$73,172
Noel White	Executive Savings Plan	$193,147	$76,428	$11,260	0	$561,775
	Retirement Income Plan	0	0	$23,831	0	$479,035

(1)	As further detailed in the narrative below, all NEOs may participate in the Company’s Executive Savings Plan. As previous executives of IBP, inc. (“IBP”), Messrs. Lochner and White also have account balances in the Company’s Retirement Income Plan, a deferred compensation plan previously maintained by IBP as further described below. In addition, Mr. Lochner has an account balance in the IBP Share Grant Program, a plan previously maintained by IBP which has not had additional contributions since the acquisition of IBP by the Company in 2001.
(2)	Amounts in this column are included in the NEOs’ compensation reported in footnote 4 to the “Summary Compensation Table for Fiscal Years 2011, 2010 and 2009” in this Proxy Statement.
(3)	The above-market portion of these earnings is reported in footnote 3 to the “Summary Compensation Table for Fiscal Year 2011, 2010 and 2009” in this Proxy Statement.
(4)	The aggregate balances include company contributions and/or above-market earnings amounts reported as compensation for Messrs. Smith, Leatherby and Lochner in fiscal years 2009 and 2010 and Messrs. King and White in fiscal year 2010. Such amounts are set forth in footnotes 3 and 4 to the “Summary Compensation Table for Fiscal Years 2011, 2010 and 2009.” Messrs. King and White were not NEOs during fiscal 2009.

Executive Savings Plan

The Company sponsors an Executive Savings Plan available to NEOs and other highly compensated employees of the Company that is intended to provide participants the opportunity to defer up to 100% of their salaries and bonuses in excess of the limits of the Internal Revenue Code imposed on the Retirement Savings Plan (the qualified 401(k) plan). Participants must elect to defer their compensation for a year in the year prior to performing services, and deferral elections are generally irrevocable. The Executive Savings Plan also provides a matching contribution by the Company equal to 100% of the first 3% of base pay contributed, plus 50% of the next 2% contributed which is not otherwise matched under the Company’s Retirement Savings Plan. Bonus deferrals are also matched at the same rates. Participants’ accounts under the Executive Savings Plan are adjusted for investment gains or losses. Participants may elect how their accounts are invested from the investment options available under the Retirement Savings Plan plus an investment option paying the prime rate as reported in the Wall Street Journal plus two percentage points.

For amounts deferred to the Executive Savings Plan on or after January 1, 2005, and any earnings, gains or losses thereon, the following distribution rules apply. Participants must elect the amount of their deferrals and the time and form of their distributions prior to the year their salaries to be deferred are earned. Participants may elect to receive distributions at termination of employment, in January of a specified calendar year as elected by the participant, or a combination of the foregoing. Participants may apply for an earlier distribution on account of an unforeseen emergency, which is limited to an extraordinary and unforeseeable event. Participants may elect the form of their distributions in either a lump sum payment or annual installments payable over a period not to exceed 15 years from the later of the date the participant terminates employment or attains age 62. Notwithstanding the foregoing, a participant’s account will be distributed in a lump sum if it does not exceed the maximum annual contribution limit under the Retirement Savings Plan following termination of employment. Changes are permitted to these elections only in accordance with limited rules of the plan. Certain key employees may be required to delay a distribution payable at termination of employment for six months as required by law. Notwithstanding a participant’s distribution election, if a participant dies prior to distribution of the account, the account will be paid to the participant’s designated beneficiary in January of the year following the participant’s death in five annual installments or in a lump sum if the value of the account does not exceed the maximum annual contribution limit under the Retirement Savings Plan at the time of distribution. If a participant dies after distributions have begun to the participant, the participant’s designated beneficiary receives payment in accordance with the participant’s distribution election. For account balances prior to January 1, 2005 and earnings, gains and losses thereon, the distribution rules described in the section below titled “Retirement Income Plan” apply.

The assets of the Executive Savings Plan, including NEOs’ deferrals, are subject to the claims of our creditors and benefits are paid from the Company’s general assets. We have not established a trust to secure our obligations under the plan; however, a trust which was established to secure our obligations under the Retirement Income Plan described below may be used to satisfy our obligations under this plan once our obligations under the Retirement Income Plan are fully satisfied.

Retirement Income Plan

The Company maintains the Retirement Income Plan, which is a nonqualified deferred compensation plan originally maintained by IBP. The Retirement Income Plan is currently frozen, meaning that no further contributions are permitted to be made to the plan. Prior to being frozen, certain employees of IBP could defer their compensation to the Retirement Income Plan and receive matching contributions on their deferrals in excess of limits imposed on qualified plans under the Internal Revenue Code. Accounts under the Retirement Income Plan continue to realize gain or loss. Participants may elect how their accounts are invested from the investment options available under the Retirement Savings Plan plus an investment option paying the prime rate as reported in the Wall Street Journal plus two percentage points. The Retirement Income Plan will terminate after all distributions from the plan have been made.

A participant is eligible for a distribution from the Retirement Income Plan at termination or, if the participant elects, while in-service or on account of a hardship. In-service distributions requested by June 30 are paid in January of the year following the request. Distributions requested on account of hardship may be requested at any time and distributed when approved by the plan’s administrative committee. Distributions are made in the form elected by the participant from a lump sum payment or annual or biannual installments payable over a period not to exceed 15 years from the later of the date the participant terminates employment or attains age 62. Notwithstanding the foregoing, a participant’s account will be distributed in a lump sum if it does not exceed $50,000 at the time of distribution following termination of employment. If a participant dies prior to distribution of the account, the account will be paid to the participant’s designated beneficiary in ten annual installments following the later of the year the participant dies or would have attained age 62, in a lump sum if the value of the account does not exceed $50,000 at the time of distribution or as the beneficiary elects from the distribution options available to the participant. If a participant dies after distributions have begun to the participant, the participant’s designated beneficiary receives payment in accordance with the participant’s distribution election.

The assets of the Retirement Income Plan, including NEOs’ deferrals, are subject to the claims of our creditors and benefits are paid from a trust we have established to secure our obligations under the plan.

Supplemental Executive Retirement and Life Insurance Premium Plan

The Company’s SERP is a nonqualified deferred compensation plan. Information on this plan is reported in the section titled “Pension Benefits for Fiscal Year 2011” in this Proxy Statement.

Potential Payments Upon Termination

In fiscal year 2006, the Compensation Committee adopted a severance program for senior officers. The terms of the severance program are reflected in each new employment contract with senior officers executed since adoption of the severance program, which was modified in August 2009.

Under the program, in the event the Company terminates the employment of Messrs. Smith, Leatherby, King, Lochner or White prior to the expiration of their respective employment contract terms (other than for “egregious circumstances” or by reason of their death or permanent disability), the Company will continue paying, in the case of Messrs. Smith and Lochner, such NEO’s then current base salary for a period of three years, and, in the case of Messrs. Leatherby, King and White, such NEO’s then current base salary for a period of 18 months. With respect to restricted stock awards held by Messrs. Smith, King, Lochner or White at the date of termination, if such NEO is terminated prior to one year after the award date, no vesting occurs. If such NEO is terminated at least one year after the award date but before the second anniversary of the award date, the award will vest on a pro-rata basis, and for termination occurring after the second anniversary of the award date, the award will be 100% vested. With respect to Mr. Leatherby, any restricted stock awards he has held for more than 60% of the vesting period will become 100% vested at the time of such termination. In the case of restricted stock awards that Mr. Leatherby will have held for less than 60% of the vesting period at the time of termination, a prorated amount of the awards will vest. With respect to grants of stock options made to any NEO prior to November 2009, such options vest 100% if, on the date of termination, (a) two years have elapsed and an NEO has reached age 55 and the sum of such NEO’s age and years of service with the Company equals or exceeds 70, or (b) three years have elapsed from the date of the option grant. For grants of stock options made to any NEO in November 2009 and after, such grants will vest 100% at the time of an NEO’s termination if at least two years have elapsed since the date of the grant.

If the employment of Messrs. Smith, Leatherby, King, Lochner or White terminates because of his death or disability, the NEO (or his estate) will receive a prorated bonus in a lump sum payment for the portion of his time worked during the fiscal year in which his termination occurs based on his bonus received in the fiscal year preceding the year of termination and any unvested options, restricted stock and performance stock (subject to satisfaction of performance criteria) shall vest. If the NEO’s employment terminates for “egregious circumstances” he is not entitled to any of the foregoing benefits and will receive only his accrued but unpaid compensation as of the date of his termination. The term “egregious circumstances” means that the NEO engages in misconduct that results in injury to the Company or is convicted of a job-related felony or misdemeanor.

Messrs. Smith, Leatherby, King, Lochner and White would have been entitled to the following estimated payments and benefits from the Company if a termination occurred on October 1, 2011 under the following circumstances. In addition, NEOs may be eligible for payment of their accounts under the Company’s qualified retirement plan, employee stock purchase plan and nonqualified plans. For the benefits under these plans, see the sections titled “Compensation Discussion and Analysis,” “Pension Benefits for Fiscal Year 2011” and “Nonqualified Deferred Compensation for Fiscal Year 2011” of this Proxy Statement.

	Smith				Leatherby
	Termination by Company Without Cause		Termination by Company for Egregious Circumstances	Death or Permanent Disability	Termination by Company Without Cause		Termination by Company for Egregious Circumstances	Death or Permanent Disability
Severance	$2,700,000	(1)	0	0	$825,000	(2)	0	0
Accrued and Unpaid Vacation	$69,231		$69,231	$69,231	$42,308		$42,308	$42,308
Acceleration of vesting of equity-based compensation awards(3)	$1,265,689		0	$3,587,245	$671,491		0	$1,159,727
Health Insurance	$51,022	(4)			$25,511	(5)

Total	$4,085,942		$69,231	$3,656,476	$1,564,310		$42,308	$1,202,035

	King				Lochner
	Termination by Company Without Cause		Termination by Company for Egregious Circumstances	Death or Permanent Disability	Termination by Company Without Cause		Termination by Company for Egregious Circumstances	Death or Permanent Disability
Severance	$795,000	(2)	0	0	$2,700,000	(1)	0	0
Accrued and Unpaid Vacation	$40,769		$40,769	$40,769	$69,231		$69,231	$69,231
Acceleration of vesting of equity-based compensation awards(3)	$288,698		0	$1,044,892	$1,233,295		0	$2,615,065
Health Insurance	$25,511	(5)			$43,088	(4)

Total	$1,149,978		$40,769	$1,085,661	$4,045,614		$69,231	$2,684,296

	White
	Termination by Company Without Cause		Termination by Company for Egregious Circumstances	Death or Permanent Disability
Severance	$795,000	(2)	0	0
Accrued and Unpaid Vacation	$40,769		$40,769	$40,769
Acceleration of vesting of equity-based compensation awards(3)	$300,638		0	$1,150,993
Health Insurance	$25,511	(5)

Total	$1,161,918		$40,769	$1,191,762

(1)	This amount represents continued payment of the NEO’s base salary for three years.
(2)	This amount represents continued payment of the NEO’s base salary for 18 months.
(3)	The amounts in this row represent the value of each NEO’s unvested stock options and restricted stock that are vested on account of a termination, based on our stock price of $17.36 as of the last day of fiscal year 2011. No amount is included for performance stock; however, if performance stock vests in the future pursuant to satisfaction of performance criteria, such stock will be awarded to the NEO or his estate.
(4)	These amounts represent the premiums to continue these NEOs’ coverage under our medical reimbursement and health insurance plans for three years following termination.
(5)	These amounts represent the premiums to continue these NEOs’ coverage under our medical reimbursement and health insurance plans for 18 months following termination.

Potential Payments Upon a Change in Control

Each employment contract entered into between the Company and Messrs. Smith, Leatherby, King, Lochner and White contains change in control provisions in favor of the NEO. Each of these contracts provides for the acceleration of vesting of the equity-based compensation awards held by such NEOs upon the occurrence of a change of control of the Company. Under the contracts, “change in control” means any one of the following: (1) the acquisition by any individual or entity of the Company’s voting securities where the acquisition causes the individual or entity to own 25% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote in the election of directors; (2) a merger, consolidation, combination or like transaction involving the Company in which the shareholders of the Company immediately prior to the transaction do not own at least 50% of the voting power of the issued and outstanding capital stock of the Company immediately after the transaction; (3) the sale or transfer by the Company of more than 50% of its assets or by any shareholder or shareholders of the Company of more than 50% of the voting power of the issued and outstanding capital stock of the Company in any one transaction or a series of related transactions occurring within a one year period in which the Company, any corporation controlled by the Company or the shareholders of the Company immediately prior to the transaction do not own at least 50% of the voting power of the issued and outstanding equity securities of the acquirer immediately after the transaction; (4) a majority of the persons who were members of the Board cease to be directors within any 12-month period; or (5) the dissolution or liquidation of the Company. However, for the purpose of the acceleration of vesting of equity-based compensation awards, a change of control does not include any event as a result of which one or more of the following persons or entities possess, immediately after such event, over 50% of the combined voting power of the Company or any successor entity: (i) Tyson Limited Partnership, or any successor entity; (ii) individuals related to Don Tyson by blood, marriage or adoption, or the estate of any such individual (including Don Tyson); or (iii) any entity in which one or more individuals or estates described in the preceding clauses (i) and (ii) possess over 50% of the combined voting power or beneficial interests of such entity. If such a change of control occurs, any stock options, restricted stock or performance stock that have been previously granted to the executive officer will vest (to the extent not already vested) 60 days after the occurrence of the change of control or upon any earlier date after such change of control if the executive officer is terminated other than for “egregious circumstances,” as defined in the NEO’s contract.

Each NEO would have been entitled to the following estimated payments and benefits from the Company or its successor if a change in control occurred on October 1, 2011.

	Smith	Leatherby	King	Lochner	White
Acceleration of vesting of equity-based compensation awards(1)	$3,929,254	$1,736,444	$1,739,170	$2,615,065	$1,150,993
Excise Tax & Gross-Up	0	0	0	0	0

Total	$3,929,254	$1,736,444	$1,739,170	$2,615,065	$1,150,993

(1)	The amounts in this row represent the value of the NEOs’ unvested stock options, restricted stock and performance stock that are vested on account of the change in control, based on our stock price of $17.36 as of the last day of fiscal year 2011.

If the Company terminates any NEO following a change in control, the NEO is not entitled to any unique benefit because his termination followed a change in control. Instead, the NEO who is terminated following a change in control receives the termination benefits described above under the section titled “Potential Payments Upon Termination.” The payments available on a change in control are more particularly described under the section titled “Certain Benefits Upon a Change in Control” in the “Compensation Discussion and Analysis” section of this Proxy Statement.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2011

The Board adopted a Director Compensation Policy in 2005 which provides that directors who have been determined by the Board to qualify as independent directors in accordance with NYSE governance rules receive (i) an annual retainer of $70,000 (payable in quarterly installments); (ii) a grant of a deferred stock award for shares of Class A Common Stock having a value of $80,000 on the date of election or re-election as a director at the Annual Meeting of Shareholders, which award does not become payable until 180 days his or her termination of service as a director; and (iii) the option to defer any portion of his or her retainer (which would be credited with interest semi-annually) or to take Class A Common Stock in lieu of the cash retainer. The number of shares received would vary according to the market value of the stock on the payment date of the retainer. Additionally, the Chairperson of the Audit Committee receives an additional $10,000 annual retainer paid in quarterly installments and the Chairpersons of the Governance Committee, the Compensation Committee and the Nominating Committee receive an additional $5,000 annual retainer paid in quarterly installments. The Lead Independent Director receives an additional $25,000 annual retainer paid in quarterly installments. Directors who were also employees or consultants of the Company do not receive any retainer or fee for their service as a director.

Subsequent to the end of fiscal year 2011, a new director compensation policy was adopted which provides that a director who is not an employee of the Company receives (i) an annual retainer of $80,000 (payable in quarterly installments); (ii) a grant of a deferred stock award for shares of Class A Common Stock having a value of $125,000 on the date of election or re-election as a director at the Annual Meeting of Shareholders, which award does not become payable until 180 days after termination of his or her service as a director; and (iii) the option to defer any portion of his or her retainer (which would be credited with interest semi-annually) or to take Class A Common Stock in lieu of the cash retainer. The number of shares received would vary according to the market value of the stock on the payment date of the retainer. Additionally, under the new policy, the Chairpersons of the Audit Committee and Compensation Committee will receive an additional $12,500 annual retainer to be paid in quarterly installments, the Chairpersons of the Governance Committee and the Nominating Committee each will receive an additional $10,000 annual retainer to be paid in quarterly installments, and the Lead Independent Director will receive an additional $25,000 annual retainer to be paid in quarterly installments.

The table below summarizes the total compensation earned or paid by the Company to directors who were not executive officers during fiscal year 2011.

Name	Fees earned or paid in cash($)		Stock awards ($)(1)(2)	Option awards ($)(3)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings($)	All other compensation ($)(4)	Total($)
Don Tyson	0		0	0	0	0	$1,274,588	$1,274,588
John Tyson	0		0	0	0	0	$3,295,168	$3,295,168
Kathleen M. Bader	$17,500		0	0	0	0	0	$17,500
Lloyd V. Hackley	$18,750		0	0	0	0	0	$18,750
Jim Kever	$105,000		$80,000	0	0	0	0	$185,000
Kevin M. McNamara	$75,000	(5)	$80,000	0	0	0	0	$155,000
Brad T. Sauer	$70,000		$80,000	0	0	0	0	$150,000
Robert Thurber	$73,750		$80,000	0	0	0	0	$153,750
Barbara A. Tyson	0		0	0	0	0	$14,874	$14,874
Albert C. Zapanta	$75,000		$80,000	0	0	0	$500	$155,500

(1)

The amounts in this column represent the grant date fair value of these deferred stock awards. The Company has determined the fair value of these awards in accordance with the stock-based compensation accounting rules set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 718 and based on the assumptions set forth in Note 13, “Stock-based Compensation” of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 1, 2011. Recipients of these awards are entitled to dividends during the vesting period. These dividends are converted to additional shares and credited to each recipient, who then receives these additional shares upon vesting.

(2)	As of the last day of fiscal year 2011, outstanding deferred stock awards for the directors were as follows: Ms. Bader (0); Dr. Hackley (0); Mr. Kever (39,813); Mr. McNamara (24,162); Mr. Sauer (18,364); Mr. Thurber (9,887); and Mr. Zapanta (39,813).
(3)	The Company has not awarded options to Mr. John Tyson since fiscal year 2007 or to non-employee directors since fiscal year 2004. As of the last day of fiscal year 2011, Mr. Tyson held 2,600,000 shares subject to outstanding option awards from previous years, all of which are vested (an additional 100,000 shares of outstanding option awards vested on November 17, 2011), and Dr. Hackley and Mr. Kever each held 6,000 shares subject to outstanding option awards from previous years, all of which are vested.
(4)	The amounts in this column represent the sum of perquisites, tax gross-ups and other compensation as more particularly described in this footnote below. These benefits were provided to Mr. Don Tyson, Mr. John Tyson and Ms. Tyson pursuant to their contracts with the Company, which are more fully described in the section below titled “Contracts with Directors.”

•

For Mr. Don Tyson the amount in this column includes, in part, $319,048 in cash compensation under his contract described below, $87,066 for personal use of Company-owned aircraft, $582,111 for tax preparation and estate planning fees, $105,000 for life insurance premiums, $7,976 as a matching contribution under the Employee Stock Purchase Plan and $141,688 for tax reimbursements. This column also includes amounts for personal security, premiums for the Company’s Executive Medical Reimbursement Plan and event tickets. The value of these perquisites are based on the incremental aggregate cost to the Company and are not individually quantified because none of them individually exceed the greater of $25,000 or 10% of the total amount of perquisites. The value of Mr. Tyson’s use of Company-owned aircraft is determined under the same methodology applied to NEOs as more fully explained in the footnotes to the “Summary Compensation Table for Fiscal Years 2011, 2010 and 2009” in this Proxy Statement. Mr. Tyson passed away on January 6, 2011. Pursuant to his contract, the cash compensation to be paid for the remainder of the contract will be paid to the surviving of three children named in the contract, one of which is Mr. John Tyson.

•

For Mr. John Tyson the amount in this column includes, in part, $500,000 in cash compensation under his contract described below, $288,260 pursuant to Mr. Don Tyson’s contract in his capacity as a surviving child of Mr. Don Tyson, $1,582,500 for a discretionary bonus awarded by the Compensation Committee, $449,737 for personal use of Company-owned aircraft, $175,196 for a SERP payment, $157,455 for tax reimbursements and $31,944 for event tickets. This column also includes amounts for personal security, premiums for the Company’s Executive Medical Reimbursement Plan, tax preparation fees, estate planning, automobile allowance, country club dues, a matching contribution under the Retirement Savings Plan and a matching contribution under the Executive Savings Plan. The value of these perquisites are based on the incremental aggregate cost to the Company and are not individually quantified because none of them individually exceed the greater of $25,000 or 10% of the total amount of perquisites. The value of Mr. Tyson’s use of Company-owned aircraft is determined under the same methodology applied to NEOs as more fully explained in the footnotes to the “Summary Compensation Table for Fiscal Years 2011, 2010 and 2009” in this Proxy Statement.

•

For Ms. Tyson the amount in this column includes $7,200 in advisory fees and $7,494 in premiums for the Company’s medical reimbursement plan. This column also reflects for Ms. Tyson a matching contribution under the Employee Stock Purchase Plan and the Retirement Savings Plan. The value of these benefits is not individually quantified because none of them individually exceed the greater of $25,000 or 10% of the total amount of perquisites.

(5)	As permitted for all non-employee directors, Mr. McNamara elected to take his annual director retainer in the form of Class A Common Stock, payable in four quarterly installments. In lieu of the cash retainer, Mr. McNamara received 4,328 shares of Class A Common Stock and $34.51 in payment for fractional shares.

Contracts with Directors

Don Tyson. The Company and Mr. Don Tyson, former Senior Chairman of the Board, entered into a contract on July 30, 2004 which provides that Mr. Tyson will furnish up to 20 hours per month of advisory services to the Company for a term expiring on October 19, 2011. On October 3, 2010, the Company and Mr. Tyson executed an amendment to his contract which provided for a one-year extension of this contract, assuming he is alive, on October 19, 2011 and each October 19 thereafter. Mr. Tyson passed away on January 6, 2011. In consideration for his advisory services, Mr. Tyson was entitled to receive $1,200,000 for each year during the term of the contract. Mr. Tyson was also entitled to health insurance and was eligible to participate in any benefit plan or arrangement, including reimbursement of business related expenses, in each case solely to the extent such benefits are generally made available to employees of the Company. Under the terms of the contract, as amended, Mr. Tyson was also entitled to receive non-cash compensation which included: (i) personal use of Company aircraft for himself and/or his designated passengers for up to 200 hours per year, so long as such use did not conflict with Company business and was approved in advance by Company senior management, (ii) reimbursement for costs incurred relating to tax and estate planning advice or services from an entity recommended by the Company, (iii) personal use of Company-owned skyboxes and vacation homes at pre-established daily rates to be paid by Mr. Tyson to the Company as reimbursement for such usage, and (iv) up to 1,500 hours per year of security services. Mr. Tyson was entitled to be reimbursed for any and all tax liability imposed on him in connection with the provision of the non-cash compensation set forth above. Following Mr. Tyson’s death on January 6, 2011, the cash consideration described above continued to be paid for the remaining term of the contract to the surviving of three children named in the contract, one of which is Mr. John Tyson.

John Tyson. On October 3, 2010, the Company entered into a contract with Mr. John Tyson for a term expiring on October 3, 2020. Under the contract, Mr. Tyson was required to perform services not to exceed twenty (20) hours per month. The contract provided for a payment of $500,000 annually to Mr. Tyson and eligibility for a bonus at the discretion of the Compensation Committee. Mr. Tyson was also eligible (i) to participate in any benefit plan or program maintained by the Company other than plans or programs related to Company equity compensation or long-term disability, (ii) to receive coverage under all employee pension and welfare benefit programs, plans and practices in accordance with the terms thereof and which the Company generally makes available to its most senior officers, (iii) to receive healthcare, hospitalization, medical, long term care, vision, dental, and other similar insurance coverage or benefits at such coverage levels and upon such terms and conditions as shall otherwise be made available to any of the most senior officers of the Company (which includes coverage for his spouse and eligible dependents), and (iv) to receive the following perquisites: reimbursement for annual country club dues; use of, and the payment of all reasonable expenses for, an automobile; reimbursement for reasonable costs incurred for tax and estate planning advice; up to 1,500 hours per year in security services (which the Company estimates will cost $40 per hour); personal use of Company aircraft for himself and/or his designated passengers for up to 150 hours per year so long as such use does not conflict with Company business and is approved in advance by Company senior management; and reimbursement for the annual premium payment on a $7,500,000 life insurance policy. Unless the contract is terminated by the Company for “Cause” or voluntarily by Mr. Tyson (other than by reason of the Company’s breach of the contract) before the termination or expiration of the term of the contract, the Company will continue to provide health coverage to Mr. Tyson, his spouse and his eligible dependents consistent with the terms of the contract. Mr. Tyson is also eligible to receive benefit payments under the SERP, which began in April 2008. The annual payments to Mr. Tyson under the SERP are $175,196 (which includes a tax allowance) less any required tax withholdings. In the event of Mr. Tyson’s death during the term of the contract, Mr. Tyson’s estate will receive a single payment equal to the remaining annual payments that would have been made to Mr. Tyson under his contract for the period of time between the date of his death and October 2, 2020, and his spouse and eligible dependents will continue to receive health coverage. In addition, from and after the earlier of the expiration or termination of the contract and the date of Mr. Tyson’s death, upon written notice of Mr. Tyson or his beneficiary(ies) to the Company, the Company will terminate and redeem all outstanding and unexercised stock options (vested and unvested) then held by Mr. Tyson in exchange for a single payment equal to the aggregate difference between (i) the fair market value of the stock represented by such stock options as determined as of the close of the Company’s business on the date of the occurrence of the event giving rise to application and (ii) the strike price for such stock under the applicable stock options. If the contract is terminated by the Company for “Cause” or by Mr. Tyson (other than by reason of the Company’s breach of the contract), the obligations of the Company under the contract will cease. Since Mr. Tyson is an employee of the Company, he is not eligible to receive compensation under the new director compensation policy adopted subsequent to the end of the 2011 fiscal year.

Barbara A. Tyson. The Company and Ms. Tyson, who retired as a Vice President effective October 1, 2002, entered into an agreement which provides that she will continue to furnish advisory services to the Company as an employee for a period of up to ten years following the date of her retirement from full time employment. In consideration for her advisory services, since October 1, 2002, Ms. Tyson has received annual compensation of $7,200. The agreement also provides for continuation of health benefits. In the event of Ms. Tyson’s death, the above described benefits will cease. No benefits will be payable under the agreement in the event she accepts employment with any competitor of the Company. Effective December 1, 2011, Ms. Tyson ceased to be an employee of the Company and is no longer providing advisory services and is eligible to receive compensation under the new director compensation policy adopted subsequent to the end of the 2011 fiscal year.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended October 1, 2011. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Company, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence. Based on the review and discussions above, the Audit Committee recommends to the Board the year-end audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2011 for filing with the SEC.

The Board has delegated to the Audit Committee the responsibility to, among other things, (i) oversee and monitor the Company’s financial reporting, auditing and accounting process, (ii) be directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm, (iii) review and oversee the Company’s internal audit department, and (iv) provide an open avenue of communication among the Company’s independent registered public accounting firm, financial and senior management, the internal auditor and the Board. The Audit Committee’s duties and responsibilities are embodied in a written charter, which is evaluated annually. The Audit Committee’s charter was last amended by the Board in August 2011 and is available on the Company’s Investor Relations website at http://ir.tyson.com or in print to any shareholder who sends a request to Tyson Foods, Inc., Attention: Secretary, 2200 Don Tyson Parkway, Mail Stop CP004, Springdale, Arkansas 72762-6999.

Audit Committee of the Board of Directors

Jim Kever, Chairman

Kevin M. McNamara

Brad T. Sauer

CERTAIN TRANSACTIONS

The following list is a summary of transactions occurring during fiscal year 2011, or that are currently proposed, (i) in which the Company was or is to be a participant, (ii) where the annual amount involved exceeds $120,000, and (iii) in which the Company’s NEOs, directors, nominees, principal shareholders and other related parties had a direct or indirect material interest or which the Company has chosen to voluntarily disclose.

1. The Company has an aircraft lease agreement with Tyson Family Aviation, LLC, of which Mr. Don Tyson, Mr. John Tyson and the Randal W. Tyson Testamentary Trust were members during fiscal year 2011. Upon Mr. Don Tyson’s death on January 6, 2011, his membership interest passed to the Donald J. Tyson Revocable Trust (of which Mr. John Tyson is one of the trustees). During fiscal year 2011, the Company made aggregate lease payments to Tyson Family Aviation, LLC of $969,000 plus an amount for personal property taxes. The aircraft is not segregated from other personal property at the aircraft facility for personal property tax purposes; however, the Company estimates the personal property tax for the aircraft is $173,739.

2. The Company has agreements with an entity for the lease of wastewater treatment plants that service chicken processing facilities owned by the Company in Nashville, Arkansas and Springdale, Arkansas. During fiscal year 2011, interests in the lessor entity were owned by the following persons: Mr. Don Tyson (and upon his death on January 6, 2011, his membership interest passed to the Donald J. Tyson Revocable Trust (of which Mr. John Tyson is one of the trustees)); Berry Street Waste Water Treatment Plant, LP (of which the TLP owns 90%); Carla Tyson (sister of Mr. John Tyson), Cheryl Tyson (sister of Mr. John Tyson), and Joslyn J. Caldwell-Tyson (sister of Mr. John Tyson). Aggregate lease payments made by the Company during fiscal year 2011 with respect to the Nashville facility were $812,500 plus $12,217 for property taxes attributable to the treatment plant. Aggregate lease payments made by the Company during fiscal year 2011 with respect to the Springdale facility were $487,500 plus an amount for property taxes; however, for property tax purposes the treatment plant is not segregated from the processing facility and, as such, the amount of property tax attributable to the treatment plant is not known.

All related party transactions described above have been reviewed by the Governance Committee, which has determined that the transactions are fair to the Company. This review typically entails the receipt of appraisals or other information from independent third parties which are utilized in the Governance Committee’s determination of fairness. The Board does not have a separate written policy regarding the review and approval of related party transactions. However, our Governance Committee charter requires that the Governance Committee review and approve all transactions with related persons as may be required to be disclosed by the rules of the SEC. The Governance Committee is responsible for determining whether such transactions are fair to the Company. Directors and executive officers are specifically asked to disclose such transactions in our annual Directors and Officers Questionnaire.

In addition to the SEC requirements regarding related party transactions, the Company has agreed that, in connection with the settlement on April 8, 2008 of certain shareholder litigation styled In re Tyson Foods, Inc. Consolidated Shareholder’s Litigation, it will not engage in any new related party transactions with the TLP, Mr. Don Tyson, any spouse, child, grandchild, parent or sibling of Mr. Don Tyson, or any NEO unless prior to entry of any such transaction there has been a unanimous finding by the Governance Committee that either (a) reasonably equivalent transactions on reasonably equivalent terms are not available from third parties who are not related parties, or (b) special or exigent circumstances exist which would not make it practical or desirable under the circumstances to investigate the availability of third party options. These additional requirements do not apply to (a) related party transactions already existing or in place during part or all of calendar year 2007, including but not limited to any related party transaction disclosed in the Company’s Proxy Statement for its annual meeting of shareholders on February 2, 2007, or (b) renewals of any transactions between the Company and any such related parties already existing or in place during part or all of calendar year 2007, including but not limited to any related party transaction disclosed in the Company’s Proxy Statement for its annual meeting of shareholders on February 2, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s directors and executive officers and the beneficial owners of more than ten percent of the Company’s shares are required to file under the Securities Exchange Act of 1934 reports of ownership and changes of ownership with the SEC.

Based solely on information provided to the Company by individual directors and executive officers and the beneficial owners of more than ten percent of the Company’s shares, the Company believes that during fiscal year 2011 and prior fiscal years, all filing requirements applicable to directors and executive officers have been complied with in a timely manner.

SHAREHOLDER PROPOSALS

It is currently anticipated that the 2013 Annual Meeting of Shareholders (“2013 Annual Meeting”) will be held on February 1, 2013. Proposals of shareholders intended to be presented at the 2013 Annual Meeting must be received by the Company’s corporate secretary at the Company’s executive office on or before August 24, 2012 in order to be eligible for inclusion in the Company’s Proxy Statement and form of proxy (“2013 Proxy Materials”). To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

Additionally, the Company’s by-laws provide that for any shareholder business to be brought before and considered at an annual meeting by a shareholder, the shareholder must provide, deliver or mail notice thereof to the corporate secretary of the Company at the principal executive office of the Company (and the corporate secretary must receive such notice) not less than 75 days nor more than 100 days prior to the date of such annual meeting. To be timely for purposes of the 2013 Annual Meeting, the notice must be received by the Company’s corporate secretary at the Company’s executive office on or before November 18, 2012, but in no event earlier than October 24, 2012.

SHAREHOLDER COMMUNICATIONS

Shareholders and other interested parties may direct communications to individual directors, including the Lead Independent Director, a Board committee, the non-management directors as a group or the Board as a whole, by addressing the communication to the named individual, the committee, the non-management directors as a group or the Board as a whole, c/o Tyson Foods, Inc., Attention: Secretary, 2200 Don Tyson Parkway, Mail Stop CP004, Springdale, Arkansas 72762-6999.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

ADDITIONAL INFORMATION AVAILABLE

Upon written request of any shareholder or other interested persons, the Company will furnish a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2011, as filed with the SEC, including the financial statements and schedules thereto. The written request should be sent to the corporate secretary, at the Company’s executive office. The written request must state that as of December 5, 2011, the person making the request was a beneficial owner of capital stock of the Company. In addition, the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2011, including the financial statements and schedules thereto, is available on the Company’s Investor Relations website at http://ir.tyson.com.

HOUSEHOLDING OF PROXY MATERIALS

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company is permitted to deliver a single copy of the proxy materials to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. If the Company has not received such contrary instructions, then shareholders receiving a single copy of the Company’s proxy materials are deemed to have consented to householding. This procedure reduces the Company’s printing and mailing costs. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards or voting instruction forms. Upon written or oral request, the Company will promptly deliver a separate copy of the proxy materials to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. To request additional copies of any of these documents, please submit your request to the Company in writing at the address, or by calling the phone number, provided below.

If you would like to revoke your consent to householding and in the future receive your own set of proxy materials, or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, you may be able to do so by contacting the corporate secretary by mail at 2200 Don Tyson Parkway, Mail Stop CP004, Springdale, Arkansas 72762-6999, or by calling (479) 290-4524, and providing your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. Shareholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

OTHER MATTERS

So far as is now known, there is no business other than that described above to be presented to the shareholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE URGED TO VOTE BY INTERNET, TELEPHONE OR MAIL.

By Order of the Board of Directors

R. Read Hudson

Secretary

December 22, 2011

APPENDIX A

TYSON FOODS, INC.

2000 STOCK INCENTIVE PLAN

(As Amended and Restated Effective November 19, 2004)

SECTION 1—DEFINITIONS

1.1 Definitions. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting of the Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(b) “Board of Directors” means the board of directors of the Company.

(c) “Change in Control” means any one of the following events which may occur after the date hereof:

(1) the acquisition by any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this Section, the following shall not be deemed to result in a Change in Control, (i) any acquisition directly from the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

(2) a merger, consolidation, share exchange, combination, reorganization or like transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company or its successor immediately after such transaction;

(3) the sale or transfer (other than as security for the Company’s obligations) of more than fifty percent (50%) of the assets of the Company in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

(4) the sale or transfer of more than fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

(5) within any twelve-month period the persons who were directors of the Company immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors; provided that no director whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) relating to the election of directors of the Company shall be deemed to be an Incumbent Director; or

(6) the dissolution or liquidation of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the committee appointed by the Board of Directors to administer the Plan. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both “outside directors” as defined in Treas. Reg. § 1.162-27(e) as promulgated by the Internal Revenue Service and “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act.

(f) “Company” means Tyson Foods, Inc., a Delaware corporation.

(g) “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an incentive stock option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

(h) “Dividend Equivalent Rights” means certain rights to receive cash payments as described in Section 3.5.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(j) “Fair Market Value” with regard to a date means the closing price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the New York Stock Exchange and published in The Wall Street Journal.

(k) “Incentive Stock Option” means an incentive stock option contemplated by the provisions of Code Section 422 or any successor thereto.

(l) “Nonqualified Stock Option” means an option that is not designated as, or otherwise intended to be, an Incentive Stock Option.

(m) “Option” means a Nonqualified Stock Option or an Incentive Stock Option.

(n) “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Company stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(o) “Participant” means an individual who receives a Stock Incentive hereunder.

(p) “Performance Goals” means the measurable performance objectives, if any, established by the Committee for a Performance Period that are to be achieved with respect to a Stock Incentive granted to a Participant under the Plan. Performance Goals may be described in terms of Company-wide objectives or in terms of objectives that are related to performance of the division, Affiliate, department or function within the Company or an Affiliate in which the Participant receiving the Stock Incentive is employed or on which the Participant’s efforts have the most influence. The achievement of the Performance Goals established by the Committee for any Performance Period will be determined without regard to the effect on such Performance Goals of any acquisition or disposition by the Company of a trade or business, or of substantially all of the assets of a trade or business, during the Performance Period and without regard to any change in accounting standards by the Financial Accounting Standards Board or any successor entity. The Performance Goals established by the Committee for any Performance Period under the Plan will consist of one or more of the following:

(1) earnings per share and/or growth in earnings per share in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;

(2) operating cash flow and/or growth in operating cash flow in relation to target objectives;

(3) cash available in relation to target objectives;

(4) net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;

(5) revenue and/or growth in revenue in relation to target objectives;

(6) total shareholder return (measured as the total of the appreciation of, and dividends declared on, the Stock) in relation to target objectives;

(7) return on invested capital in relation to target objectives;

(8) return on shareholder equity in relation to target objectives;

(9) return on assets in relation to target objectives;

(10) return on common book equity in relation to target objectives;

(11) operating income in relation to target objectives;

(12) EBIT, EBITDA or EBITDAR in relation to target objectives; or

(13) Company stock price performance as compared against a peer group of companies selected by the Committee; or

(14) any combination of the foregoing.

If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the Performance Goals are no longer suitable, the Committee may in its discretion modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, with respect to a period as the Committee deems appropriate and equitable, except where such action would result in the loss of the otherwise available exemption of the Stock Incentive under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Performance Goals or minimum acceptable level of achievement.

(q) “Performance Period” means, with respect to a Stock Incentive, a period of time within which the Performance Goals relating to such Stock Incentive are to be measured. The Performance Period will be established by the Committee at the time the Stock Incentive is granted.

(r) “Performance Unit Award” refers to a performance unit award as described in Section 3.6.

(s) “Phantom Shares” refers to the rights described in Section 3.7.

(t) “Plan” means the Tyson Foods, Inc. 2000 Stock Incentive Plan.

(u) “Stock” means the Company’s Class A $.10 par value common stock.

(v) “Stock Appreciation Right” means a stock appreciation right described in Section 3.3.

(w) “Stock Award” means a stock award described in Section 3.4.

(x) “Stock Incentive Agreement” means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(y) “Stock Incentive Program” means a written program established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

(z) “Stock Incentives” means, collectively, Dividend Equivalent Rights, Options, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards.

(aa) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to incentive stock options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(bb) “Termination of Employment” means the termination of the employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

SECTION 2—THE STOCK INCENTIVE PLAN

2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers, employees, directors, consultants and other service providers of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors, consultants and other service providers by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining such key personnel.

2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 40,660,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time may the Company have outstanding under the Plan Stock Incentives shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

2.3 Administration of the Plan. The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, employees, directors, consultants and service providers of the Company or its Affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all Participants.

2.4 Eligibility and Limits. Stock Incentives may be granted only to officers, employees, directors, consultants and other service providers of the Company, or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Nonqualified Stock Option(s).

SECTION 3—TERMS OF STOCK INCENTIVES

3.1 Terms and Conditions of All Stock Incentives.

(a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options, Stock Appreciation Rights and other Stock Incentives as described in the following sentence. To the extent required under Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which (1) Options, (2) Stock Appreciation Rights and (3) other Stock Incentives (to the extent they are granted with the intent that they qualify as performance-based compensation under Section 162(m) of the Code) may be granted during any calendar year to any employee may not exceed 1,000,000, subject to adjustment in accordance with Section 5.2. In applying this limitation, if an Option or Stock Appreciation Right, or any portion thereof, granted to an employee is cancelled or repriced for any reason, then the shares of Stock attributable to such cancellation or repricing either shall continue to be counted as an outstanding grant or shall be counted as a new grant of shares of Stock, as the case may be, against the affected employee’s 1,000,000 share limit for the appropriate calendar year.

(b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals that must be achieved as a condition to vesting or payment of the Stock Incentive, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals that must be achieved as a condition to vesting or payment of the Stock Incentive. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

(c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

(d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

(e) Unless otherwise permitted by the Committee, Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant’s lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant’s estate or if no legal representative has been appointed, by the successor in interest determined under the Participant’s will. Notwithstanding the foregoing, the Committee shall not permit Incentive Stock Options to be transferred or assigned beyond the limitations set forth in this Section 3.1(e).

3.2 Terms and Conditions of Options. Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Nonqualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders.

(a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted with respect to an Incentive Stock Option. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted.

(b) Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Nonqualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

(c) Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

(1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

(2) in a cashless exercise through a broker; or

(3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

(d) Conditions to the Exercise of an Option. Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

(e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Nonqualified Stock Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

(a) Settlement. Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, including, without limitation, Performance Goals that must be achieved as a condition to vesting of the Stock Award and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

3.5 Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right entitles the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

(a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

3.6 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, and the Performance Goals applicable to the determination of the ultimate payment value of the Performance Unit Award. The Committee may provide for an alternate base value for each unit under certain specified conditions.

(a) Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

3.7 Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee will determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as Performance Unit Awards.

(a) Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Payment. Each Phantom Share granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

3.8 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4—RESTRICTIONS ON STOCK

4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant’s name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2 Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

SECTION 5—GENERAL PROVISIONS

5.1 Withholding. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

5.2 Changes in Capitalization; Merger; Liquidation.

(a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right pertains may be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

(c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

5.5 Right to Terminate Employment or Service Relationship. Nothing in the Plan or in any Stock Incentive Agreement confers upon any Participant the right to continue as an officer, employee, director or service provider of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant’s employment or service relationship at any time.

5.6 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.7 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.8 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

5.9 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

5.10 Stockholder Approval. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

5.11 Choice of Law. The laws of the State of Delaware govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

IN WITNESS WHEREOF, the Company has executed this Plan on this 19th day of November, 2004.

TYSON FOODS, INC.

By:	/s/ Dennis Leatherby
Title:	Sr. Vice President, Finance and Treasurer and Interim Chief Financial Officer

AMENDMENT

TO THE

TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 19, 2004)

THIS AMENDMENT is made as of February 2, 2007, by Tyson Foods, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Company”).

WHEREAS, the Company maintains the Tyson Foods, Inc. 2000 Stock Incentive Plan, as amended and restated effective November 19, 2004 (the “Plan”); and

WHEREAS, the Company wishes to amend the Plan to provide additional shares for issuance under the Plan

NOW, THEREFORE, the Company does hereby amend the Plan, effective as of February 2, 2007 by deleting Section 2.2 in its entirety and by substituting therefore the following:

“2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 60,660,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time may the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.”

Except as specifically provided herein, the Plan shall remain in full force and effect as prior to this Amendment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on the day and year first above written.

TYSON FOODS, INC.

By:	/s/ Wade Miquelon
Title:	Executive Vice President and Chief Financial Officer

Attest:

By:	/s/ R. Read Hudson
Title:	Secretary

SECOND AMENDMENT

TO THE

TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 19, 2004)

THIS SECOND AMENDMENT is made as of the 13th day of August, 2007, by Tyson Foods, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Company”).

W I T N E S S E T H:

WHEREAS, the Company maintains the Tyson Foods, Inc. 2000 Stock Incentive Plan (the “Plan”), as such Plan was amended and restated effective November 19, 2004; and

WHEREAS, the Company wishes to amend the Plan to provide participants with an opportunity to designate beneficiaries with respect to stock incentives other than incentive stock options and to provide a hierarchy of individuals to receive such stock incentives following a participant’s death if no beneficiary is designated.

NOW, THEREFORE, the Company does hereby amend the Plan as follows:

1. By deleting the existing Section 3.1(e) and substituting therefore the following:

“(e) Unless otherwise permitted by the Committee, Stock Incentives are not transferable or assignable except as provided in this Section. Following a Participant’s death, Stock Incentives shall be transferred or assigned to the Designated Beneficiary; or if the Participant does not have a Designated Beneficiary, to the Participant’s surviving spouse; or if the Participant is unmarried, to the Participant’s estate. Notwithstanding the foregoing, the Committee shall not permit Incentive Stock Options to be transferred or assigned except by will or by the laws of descent and distribution governing the State in which the Participant was domiciled at the time of the Participant’s death. Stock Incentives are exercisable, during the Participant’s lifetime, only by the Participant or by the legal representative of the Participant. In the event of the death of the Participant, Stock Incentives are only exercisable by the Designated Beneficiary; or if the Participant does not have a Designated Beneficiary, by the Participant’s surviving spouse; or if the Participant is unmarried, by the legal representative of the Participant’s estate if one is appointed within ninety (90) days of the Participant’s death; or if no such legal representative is appointed, by the person(s) taking under the laws of descent and distribution governing the State in which the Participant was domiciled at the time of the Participant’s death. For purposes of this Section, the Participant’s ‘Designated Beneficiary’ is the beneficiary of the Participant designated in writing in the manner and within the time frame provided by the Committee.”

2. This Second Amendment is effective as to all currently outstanding grants and those grants made after the date of this Second Amendment.

Except as specifically provided herein, the Plan shall remain in full force and effect as prior to this Second Amendment.

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on the day and year first above written.

TYSON FOODS, INC.

By:	/s/ Wade Miquelon
Title:	Executive Vice President and Chief Financial Officer

Attest:

By:	/s/ R. Read Hudson
Title:	Secretary

THIRD AMENDMENT

TO THE

TYSON FOODS, INC. 2000 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 19, 2004)

THIS THIRD AMENDMENT is made as of the 20th day of November, 2009, by Tyson Foods, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Company”).

W I T N E S S E T H:

WHEREAS, the Company maintains the Tyson Foods, Inc. 2000 Stock Incentive Plan (the “Plan”), as such Plan was amended and restated effective November 19, 2004;

WHEREAS, the Company now desires to amend the Plan to allow the Plan to qualify as an employee share plan under the laws of the United Kingdom in granting stock incentives to employees of its United Kingdom-registered subsidiaries;

WHEREAS, due to a change in the accounting rules governing equity incentives, the Company now desires to amend the Plan to remove the restriction that shares of employer stock must be held for at least six months before they can be surrendered to satisfy the exercise price of an option;

WHEREAS, the Company now desires to amend the Plan to give the committee administering the Plan the ability to make such adjustments to awards as may be necessary or advisable to provide for grants to non-U.S. based employees; and

WHEREAS, the Board of Directors of the Primary Sponsor has authorized and approved the adoption of these amendments.

NOW, THEREFORE, the Company does hereby amend the Plan, effective as of the date hereof, as follows:

1. By deleting the existing Section 1.1(o) and substituting therefor the following:

“(o) ‘Participant’ means an individual who receives a Stock Incentive hereunder; provided, however, that for purposes of delivering Stock Incentives to persons located in the United Kingdom, only an employee who is on the payroll and performs duties as a bona fide employee of a United Kingdom-registered Affiliate shall be eligible to be a Participant hereunder.”

2. By deleting the existing Section 2.4 and substituting therefor the following:

“2.4 Eligibility and Limits. Stock Incentives may be granted only to officers, employees, directors, consultants and other service providers of the Company or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Nonqualified Stock Option(s). Notwithstanding any of the foregoing to the contrary, for purposes of delivering Stock Incentives to persons located in the United Kingdom, only an employee who is on the payroll and performs duties as a bona fide employee of a United Kingdom-registered Affiliate shall be eligible to be a Participant hereunder.”

3. By deleting the existing Section 3.2(c)(1) and substituting therefor the following:

“(1) by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;”

Except as specifically provided herein, the Plan shall remain in full force and effect as prior to this Third Amendment.

IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed on the day and year first above written.

TYSON FOODS, INC.

By:	/s/ Dennis Leatherby
Title:	Exec. Vice President and Chief Financial Officer

Attest:

By:	/s/ R. Read Hudson
Title:	Secretary

[CORPORATE SEAL]

2200 DON TYSON PARKWAY SPRINGDALE, AR 72762-6999

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, February 2, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the company’s costs for mailing proxy materials, you may receive all future proxy statements, proxy cards and annual reports via e-mail or the Internet. To sign up, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to vote until 11:59 P.M. Eastern Time, February 2, 2012. Have your proxy card in hand when you call, and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M39687-P18409                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TYSON FOODS, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR items 1, 2 and 3:
1.	Election of Directors		☐	☐	☐
Nominees:
	01) John Tyson	06) Brad T. Sauer
	02) Kathleen M. Bader	07) Robert Thurber
	03) Gaurdie E. Banister Jr.	08) Barbara A. Tyson
	04) Jim Kever	09) Albert C. Zapanta
05) Kevin M. McNamara
								For	Against	Abstain
2.	To reapprove the performance goals set forth in the Tyson Foods, Inc. 2000 Stock Incentive Plan.							☐	☐	☐
3.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 29, 2012.							☐	☐	☐
The Board of Directors does not have a recommendation for voting on item 4:
4.	To consider and act upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments or postponements thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐
Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

The Annual Meeting of Shareholders will consist of a business meeting and brief reports from the CEO, COO, and CFO and will last approximately 30 minutes. The Annual Meeting of Shareholders will be webcast live and a replay will be available at http://ir.tyson.com. To attend in person at the Holiday Inn Northwest Arkansas Convention Center in Springdale, Arkansas, please contact Tyson Foods Investor Relations for tickets via email at ir@tyson.com or by telephone at 479-290-4524. A ticket is required for entry to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M39688-P18409

PROXY

TYSON FOODS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

FEBRUARY 3, 2012

The undersigned shareholder(s) of TYSON FOODS, INC. hereby appoint(s) John Tyson and Jim Kever, and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed on the reverse side, at the Annual Meeting of Shareholders to be held at the Holiday Inn, Northwest Arkansas Convention Center, 1500 South 48th St., Springdale, Arkansas, on February 3, 2012, at 10:00 a.m. Central Time, and at any adjournments or postponements thereof, for the transaction of the business listed on the reverse side.

IMPORTANT - PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side